UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/15

	6-Month	1-Year	5-Year	10-Year

Class A Shares of the Fund without Sales Charge	4.18%	5.14%	5.83%	4.03%

Class A Shares of the Fund with Sales Charge	-1.81	-0.91	4.58	3.42

S&P 500 Index	4.40	12.98	14.33	8.32

Russell 1000 Index	4.75	13.00	14.47	8.62

MSCI All County World Index (ex-U.S.)	5.56	2.63	6.04	6.26

Barclays U.S. Aggregate Bond Index	2.06	4.46	4.12	4.75

Barclays Multiverse Index (ex-U.S.)	-4.83	-9.40	1.40	2.79

Reference Index	2.60	3.64	7.59	6.63

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 4.18% during the reporting period. The Fund outperformed its Reference Index (the “Index”), a customized weighted index currently comprised of 30% of the Russell 1000 Index, 30% of the MSCI All Country World Index (ex-U.S.), 20% of the Barclays U.S. Aggregate Bond Index, and 20% of the Barclays Multiverse Index (ex-U.S.), which returned 2.60%.

MARKET OVERVIEW

In the closing months of 2014, global equity and fixed-income markets experienced higher uncertainty as participants digested a combination of solid U.S. economic data releases relative to the rest of the world, a precipitous fall in energy prices, and material changes in Federal Reserve (“Fed”) language. Growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive, while the rest of the world posted less robust results. Major developed economies like the Eurozone and Japan continued to disappoint due on the back of weak aggregate demand, which filtered through to exacerbate the biggest surprise of the reporting period and possibly all of 2014: the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The opening months of 2015 were marked by cooling U.S. growth after a strong fourth quarter in 2014. Nonfarm payroll employment grew at a three-month average of 197,000 jobs per month over the first quarter of 2015 and manufacturing surveys pointed towards a slowdown of the world’s largest economy. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of such extraordinary monetary policy had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. Chairwoman Janet Yellen reaffirmed that the Fed plans to raise U.S. rates during 2015 despite near-term weakness in first quarter Gross Domestic Product and employment growth. The Fed has made it clear, however, that it will remain

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flexible on the timing and extent of rate hikes for the remainder of 2015.

FUND REVIEW

Lack of exposure to international (emerging and developed market) debt was the largest source of relative outperformance. In our view, developed market spreads are somewhat narrow in comparison to relative historical periods. This has made the asset class expensive within our risk/reward framework. We are also staying out of emerging market debt on poor forward looking macro fundamentals, although we are starting to see the cycle turn in economies that are less dependent on energy exports, particularly certain Asia-ex Japan regions. Additionally, a less accommodative Fed should be positive for the U.S. dollar, creating a headwind for foreign currency denominated bonds. This allocation decision added value as international debt and currencies weakened during the reporting period.

Considering an improving macro environment in Europe, attractive valuations, and additional policy support from the ECB, we decreased our allocation to U.S. equities and redeployed capital into international equities. This proved to be a timely move as international equity markets surpassed their domestic counterparts in dollar terms and even by a wider margin in local terms. Given the ECB’s asset purchase program, we also anticipated that the Euro would decline. To capitalize on this divergence and our associated unfavorable view on the Euro, we took an active view of hedging some of our international equity exposure through U.S. dollar futures. We implemented this in the early part of February and it has helped to generate additional return and reduce the Fund’s overall volatility. Our process separates currency exposure from asset allocation decisions, another way in which providing another source of potential return enhancement and risk management.

During the period, the security selection component of the Fund’s investment process was a positive contributor to relative performance, driven mostly by international equity selection, especially within our global developed equity strategy. Our developed international growth equity strategy experienced modest outperformance, partially offset by negative relative results in our emerging market equity strategy. The emerging market equity strategy continues to suffer headwinds by the further deterioration in crude oil prices, and the resulting impact on commodity currencies. Domestic equity strategies delivered relatively neutral performance relative to their respective benchmarks.

The Fund’s return shaping strategies, which are designed to improve the overall risk profile of the Fund, detracted from performance during the reporting period. Under normal circumstances, we expect return shaping strategies to cost money, like any insurance premium, and commensurately enhance returns or partially protect principal

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in environments of extreme market volatility. Despite uncertainty around the growth outlook, implied volatility was relatively unchanged, a detractor for our return shaping strategies, which are often implemented via options. During the period, our upside hedging strategy detracted from performance as modest equity gains did not offset the option premium cost. In particular, our upside capture portfolio held call options on the S&P 500 Index, which detracted value as this equity market lagged other international equity markets. In an effort to capitalize on favorable dynamics in Europe, we added upside exposure through call options on the Euro Stoxx 50 and this helped to partially offset the losses.

A significant portion of our downside protection strategy entailed put spreads on the S&P 500 Index as implied volatility appeared cheap. These allowed us to partially finance the cost of purchased put options by selling further out of the money put options. Again, under normal circumstances we expect return shaping strategies to cost money and commensurately enhance returns or partially protect principal in environments of extreme market volatility. It is worth noting that since volatility was persistently low, the strategies proved relatively inexpensive by historical standards during the reporting period.

STRATEGY & OUTLOOK

Overall, we are modestly overweight risk in the portfolio and are overweight equities relative to the Index, but with defensive hedges built in for downside protection. In our view, central banks, via accommodative interest rate policy and extensive asset purchase programs, have significantly lifted global equity valuations back to territory bordering on richness. In the U.S., we believe interest rate increases will be very gradual until we start to see a convincing upward turn in inflation. Given the subdued global growth outlook, low volatility regime, and continued policy support, we believe in being slightly overweight risk.

Among fixed-income investments, we currently favor floating rate securities and higher yielding corporate bonds, as the corporate sector globally has gone to great lengths to term out debt, improve balance sheet quality, and bolster profit margins. Despite the recent rise in volatility, we are still in a period of lower volatility in comparison to history. Given that backdrop in conjunction with positive growth environments, we feel carry assets will do fairly well. We therefore maintain limited exposure to U.S. Treasuries with a view toward rate and borrowing cost increases. Any normalization in monetary policy could have adverse effects on the Treasury market, although the impact should be mitigated at the longer end given a steep yield curve. We are focused on establishing downside protection via derivative strategies, which we are currently able to purchase at lower costs due to lower volatility. To the extent unconventional central bank policy suppressed volatility, as these policies are unwound, volatility should rise to more typical

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levels, which we expect to benefit our hedging overlays.

At the end of the day, reduced central bank “intervention” is inevitable. In this environment, we expect correlation among assets to continue to decline as investors at the base of the capital structure focus more on company fundamentals and less on macro events. This should enhance the opportunity for our security selection teams to add value. At the same time, less Fed activity in terms of providing market support only enhances the importance of seeking cost-efficient hedges in the event of a downturn. Finally, it is worth noting that most asset classes have returned to at least to normal levels, or in the case of equities, are a little on the expensive side as investors have gradually returned to the market. While at first this appears to imply fewer opportunities, diverging monetary policy is leading to some very interesting macro trends that we expect to exhibit some persistence over time (such as the dollar view we mentioned above). Because of its flexible mandate, we believe the Fund is equipped well to capitalize on such macro divergences.

Mark Hamilton	Benjamin Rockmuller, CFA
Portfolio Manager	Portfolio Manager

Alessio de Longis, CFA[1]	Dokyoung Lee, CFA[1]
Portfolio Manager	Portfolio Manager

1. Alessio de Longis and Dokyoung Lee became portfolio managers in April 2015.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Airbus Group NV	0.8%
Citigroup, Inc.	0.7
ICICI Bank Ltd., Sponsored ADR	0.7
LVMH Moet Hennessy Louis Vuitton SE	0.7
Telefonaktiebolaget LM Ericsson, Cl. B	0.7
eBay, Inc.	0.7
Walt Disney Co. (The)	0.6
Prudential plc	0.6
UBS Group AG	0.6
SAP SE	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Internet Software & Services	4.2%
Commercial Banks	3.8
Software	3.7
Textiles, Apparel & Luxury Goods	3.0
Biotechnology	3.0
Pharmaceuticals	3.0
Capital Markets	2.6
Insurance	2.6
Semiconductors & Semiconductor Equipment	2.5
Media	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	74.5%
Investment Companies
Oppenheimer Institutional Money Market Fund	1.5
Oppenheimer Master Event-Linked Bond Fund, LLC	5.3
Oppenheimer Master Loan Fund, LLC	5.2
Non-Convertible Corporate Bonds and Notes	11.5
Preferred Stocks	0.8
Exchange-Traded Options Purchased	0.7
Corporate Loans	0.5
Rights, Warrants and Certificates	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on the total market value of investments.

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TOP TEN GEOGRAPHICAL HOLDINGS

United States	52.6%
United Kingdom	7.1
Switzerland	4.5
France	4.2
Germany	3.9
Japan	3.7
India	2.6
China	2.6
Netherlands	2.4
Brazil	1.8

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	54.1%
Europe	27.6
Asia	12.3
Latin America	3.7
Middle East/Africa	1.4
Emerging Europe	0.9

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2015, and are based on total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QVGIX)	11/1/91	4.18%	5.14%	5.83%		4.03%
Class B (QGRBX)	9/1/93	3.82%	4.38%	4.97%		3.54%
Class C (QGRCX)	9/1/93	3.79%	4.35%	5.07%		3.28%
Class I (QGRIX)	2/28/12	4.40%	5.66%	7.93%	*	N/A
Class R (QGRNX)	3/1/01	4.06%	4.93%	5.58%		3.76%
Class Y (QGRYX)	5/1/00	4.26%	5.43%	6.18%		4.38%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QVGIX)	11/1/91	-1.81%	-0.91%	4.58%		3.42%
Class B (QGRBX)	9/1/93	-1.18%	-0.62%	4.64%		3.54%
Class C (QGRCX)	9/1/93	2.79%	3.35%	5.07%		3.28%
Class I (QGRIX)	2/28/12	4.40%	5.66%	7.93%	*	N/A
Class R (QGRNX)	3/1/01	3.06%	3.93%	5.58%		3.76%
Class Y (QGRYX)	5/1/00	4.26%	5.43%	6.18%		4.38%

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, the Russell 1000 Index, the MSCI All Country World Index (ex-U.S.), the Barclays U.S. Aggregate Bond Index, the Barclays Multiverse Index (ex-U.S.) and the Fund’s Reference Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000

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represents approximately 92% of the Russell 3000 Index. The MSCI All Country World Index (ex U.S.) is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Barclays Multiverse Index (ex-U.S.) provides a broad-based measure of the global fixed-income bond market. The Fund’s Reference Index is a customized weighted index currently comprised of 30% of the Russell 1000 Index, 30% of the MSCI All Country World Index (ex-U.S.), 20% of the Barclays U.S. Aggregate Bond Index, and 20% of the Barclays Multiverse Index (ex-U.S.). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During 6 Months Ended April 30, 2015
Class A	$1,000.00	$1,041.80	$6.45
Class B	1,000.00	1,038.20	10.26
Class C	1,000.00	1,037.90	10.21
Class I	1,000.00	1,044.00	4.16
Class R	1,000.00	1,040.60	7.67
Class Y	1,000.00	1,042.60	5.18

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.50	6.38
Class B	1,000.00	1,014.78	10.14
Class C	1,000.00	1,014.83	10.09
Class I	1,000.00	1,020.73	4.12
Class R	1,000.00	1,017.31	7.58
Class Y	1,000.00	1,019.74	5.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2015 are as follows:

Class	Expense Ratios
Class A	1 .27%
Class B	2 .02
Class C	2 .01
Class I	0 .82
Class R	1 .51
Class Y	1 .02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

	Shares	Value
Common Stocks—72.6%
Consumer Discretionary—12.6%
Auto Components—0.9%
Continental AG1	25,559	$ 6,038,361
Johnson Controls, Inc.	50,790	2,558,800
Magna International, Inc.	8,600	433,698
Valeo SA	35,919	5,740,796
		14,771,655
Automobiles—0.6%
Astra International Tbk PT	5,398,500	2,847,669
Bayerische Motoren Werke AG	35,685	4,244,117
Ford Motor Co.	73,720	1,164,776
Hero MotoCorp Ltd.	27,049	991,173
		9,247,735
Diversified Consumer Services—0.5%
Bright Horizons Family Solutions, Inc.[1]	28,192	1,417,494
Dignity plc	82,731	2,575,408
Estacio Participacoes SA	222,800	1,345,844
Kroton Educacional SA	200,561	732,229
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	60,630	1,551,521
Service Corp. International/US	6,610	182,965
		7,805,461
Hotels, Restaurants & Leisure—2.2%
Buffalo Wild Wings, Inc.[1]	8,680	1,382,724
Carnival Corp.	143,420	6,306,178
Chipotle Mexican Grill, Inc., Cl. A1	1,150	714,541
Dave & Buster’s Entertainment, Inc.[1]	17,030	536,786
Domino’s Pizza Group plc	285,810	3,460,990
Dunkin’ Brands Group, Inc.	24,800	1,292,328
Fiesta Restaurant Group, Inc.[1]	20,680	1,045,374
Galaxy Entertainment Group Ltd.	214,000	1,031,574
Genting Bhd	1,053,000	2,586,075
Genting Malaysia Bhd	54,000	65,095
Genting Singapore plc	81,000	62,572
Homeinns Hotel Group, ADR[1]	34,950	977,552
International Game Technology plc[1]	86,464	1,760,407
Jack in the Box, Inc.	19,030	1,651,233
Jollibee Foods Corp.	240,930	1,076,335
La Quinta Holdings, Inc.[1]	45,240	1,089,379
McDonald’s Corp.	17,260	1,666,453
Melco Crown Entertainment Ltd., ADR	102,760	2,098,359
Papa John’s International, Inc.	12,920	792,900
Popeyes Louisiana Kitchen, Inc.[1]	22,990	1,280,083
Revel Entertainment, Inc.[1]	5,092	—
William Hill plc	755,850	4,181,999
Zoe’s Kitchen, Inc.[1]	23,190	710,310
		35,769,247
Household Durables—0.4%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	179,900	700,386

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Household Durables (Continued)
Harman International Industries, Inc.	7,510	$979,154
Newell Rubbermaid, Inc.	27,360	1,043,237
SEB SA	39,730	3,681,923
		6,404,700
Internet & Catalog Retail—0.6%
Amazon.com, Inc.[1]	296	124,847
B2W Cia Digital[1]	80,721	733,279
HSN, Inc.	13,410	837,052
JD.com, Inc., ADR[1]	163,282	5,479,744
Qunar Cayman Islands Ltd., ADR[1]	21,900	1,025,577
TripAdvisor, Inc.[1]	14,500	1,167,105
Yoox SpA[1]	31,438	990,333
		10,357,937
Media—2.4%
Cinemark Holdings, Inc.	28,590	1,218,792
DISH Network Corp., Cl. A1	19,050	1,288,923
Grupo Televisa SAB, Sponsored ADR[1]	183,020	6,663,758
ProSiebenSat.1 Media AG	80,409	4,137,891
SES SA	98,330	3,440,212
Sky plc	236,133	3,897,255
Time Warner, Inc.	25,669	2,166,720
Twenty-First Century Fox, Inc., Cl. B	74,620	2,488,577
Walt Disney Co. (The)	95,616	10,395,371
Zee Entertainment Enterprises Ltd.	853,227	4,199,703
		39,897,202
Multiline Retail—0.9%
Burlington Stores, Inc.[1]	30,390	1,567,212
Dollar Tree, Inc.[1]	13,910	1,062,863
Dollarama, Inc.	99,284	5,701,115
Hudson’s Bay Co.	152,900	3,341,876
Kohl’s Corp.	30,100	2,156,665
Macy’s, Inc.	23,070	1,491,014
		15,320,745
Specialty Retail—1.1%
Gap, Inc. (The)	30,060	1,191,579
Inditex SA	290,800	9,319,634
Lithia Motors, Inc., Cl. A	5,190	517,599
Michaels Cos., Inc. (The)[1]	36,040	931,994
Tiffany & Co.	48,380	4,232,282
TJX Cos., Inc. (The)	32,896	2,123,108
		18,316,196
Textiles, Apparel & Luxury Goods—3.0%
Brunello Cucinelli SpA	28,795	533,183
Burberry Group plc	186,321	4,977,672
Carter’s, Inc.	11,610	1,159,375
Cie Financiere Richemont SA	71,318	6,366,769
Coach, Inc.	11,010	420,692

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	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Columbia Sportswear Co.	6,640	$416,328
G-III Apparel Group Ltd.[1]	15,980	1,776,656
Hermes International	4,111	1,551,527
Kering	40,738	7,525,629
LVMH Moet Hennessy Louis Vuitton SE	66,110	11,559,758
NIKE, Inc., Cl. B	5,938	586,912
Prada SpA	909,100	4,932,300
Skechers U.S.A., Inc., Cl. A1	16,792	1,509,937
Swatch Group AG (The)	7,713	3,461,316
Tod’s SpA	19,344	1,774,612
VF Corp.	24,440	1,770,189
		50,322,855
Consumer Staples—6.4%
Beverages—1.6%
Ambev SA, ADR	533,590	3,377,625
Anadolu Efes Biracilik Ve Malt Sanayii AS1	114,696	963,481
Boston Beer Co., Inc. (The), Cl. A1	3,820	946,596
Brown-Forman Corp., Cl. B	1,395	125,871
Constellation Brands, Inc., Cl. A1	7,040	816,218
Diageo plc	70,039	1,945,325
Fomento Economico Mexicano SAB de CV1	206,433	1,867,881
Fomento Economico Mexicano SAB de CV, ADR[1]	26,486	2,396,718
Heineken NV	59,251	4,646,812
Nigerian Breweries plc	1,184,729	934,745
PepsiCo, Inc.	14,510	1,380,191
Pernod Ricard SA	40,190	4,988,697
SABMiller plc	44,270	2,345,542
Tsingtao Brewery Co. Ltd., Cl. H	104,000	664,523
		27,400,225
Food & Staples Retailing—1.5%
Almacenes Exito SA	80,372	862,430
Almacenes Exito SA, GDR[2]	57,600	622,650
BIM Birlesik Magazalar AS	48,503	897,846
Costco Wholesale Corp.	21,025	3,007,626
CP ALL PCL	4,085,400	5,197,735
CVS Health Corp.	16,700	1,658,143
Diplomat Pharmacy, Inc.[1]	12,300	440,586
Magnit PJSC[1]	29,072	6,340,455
Spar Group Ltd. (The)	87,819	1,409,394
Walgreens Boots Alliance, Inc.	15,350	1,272,975
Wal-Mart de Mexico SAB de CV	315,962	743,464
Wal-Mart Stores, Inc.	21,800	1,701,490
		24,154,794
Food Products—2.1%
Aryzta AG1	71,307	4,825,391
Barry Callebaut AG1	2,605	3,167,111
ConAgra Foods, Inc.	22,790	823,858
Danone SA	37,970	2,745,078
Freshpet, Inc.[1]	15,950	345,796

15      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food Products (Continued)
Hain Celestial Group, Inc. (The)[1]	19,840	$1,195,162
J&J Snack Foods Corp.	6,174	644,133
Kraft Foods Group, Inc.	25,110	2,128,072
Nestle SA	44,070	3,436,564
Saputo, Inc.	103,113	3,055,358
Tingyi Cayman Islands Holding Corp.	1,004,000	2,121,314
Ulker Biskuvi Sanayi AS	55,579	424,465
Unilever plc	211,124	9,269,804
Want Want China Holdings Ltd.	1,120,000	1,230,523
		35,412,629
Household Products—0.8%
Colgate-Palmolive Co.	93,980	6,322,974
Reckitt Benckiser Group plc	45,642	4,075,580
Reckitt Benckiser Group plc, Sponsored ADR	102,290	1,833,037
Unilever Indonesia Tbk PT	168,500	554,739
		12,786,330
Personal Products—0.1%
Colgate-Palmolive India Ltd.	15,876	499,144
Natura Cosmeticos SA	99,400	950,139
		1,449,283
Tobacco—0.3%
Lorillard, Inc.	31,780	2,220,151
Philip Morris International, Inc.	4,360	363,929
Swedish Match AB	64,436	1,978,563
		4,562,643
Energy—2.5%
Energy Equipment & Services—0.7%
China Oilfield Services Ltd., Cl. H	428,000	881,780
Halliburton Co.	10,890	533,065
Patterson-UTI Energy, Inc.	36,420	813,987
Schlumberger Ltd.	15,900	1,504,299
Technip SA	79,130	5,390,028
Tenaris SA, ADR	61,150	1,880,362
		11,003,521
Oil, Gas & Consumable Fuels—1.8%
Anadarko Petroleum Corp.	14,040	1,321,164
Antero Resources Corp.[1]	8,770	388,599
BP plc, Sponsored ADR	49,270	2,126,493
Cimarex Energy Co.	3,930	488,892
Diamondback Energy, Inc.[1]	15,550	1,283,964
Enbridge, Inc.	42,630	2,230,828
EOG Resources, Inc.	7,010	693,640
Koninklijke Vopak NV	72,812	3,814,346
Matador Resources Co.[1]	13,360	370,339
NOVATEK OAO, Sponsored GDR	44,600	4,312,655
Occidental Petroleum Corp.	26,390	2,113,839
PDC Energy, Inc.[1]	9,720	551,513

16      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Phillips 66	15,720	$1,246,753
Pioneer Natural Resources Co.	3,440	594,363
Repsol SA	109,673	2,255,467
Suncor Energy, Inc.	129,960	4,236,696
Tullow Oil plc	247,149	1,570,127
		29,599,678
Financials—11.5%
Capital Markets—2.6%
Charles Schwab Corp. (The)	57,420	1,751,310
Credit Suisse Group AG1	148,338	3,930,230
Deutsche Bank AG	82,698	2,665,114
Goldman Sachs Group, Inc. (The)	40,580	7,970,724
HFF, Inc., Cl. A	14,725	577,073
ICAP plc	620,092	5,284,824
Invesco Ltd.	33,510	1,387,984
Morgan Stanley	103,220	3,851,138
Nomura Holdings, Inc.	259,900	1,687,845
Piper Jaffray Cos.[1]	9,780	493,401
State Street Corp.	11,070	853,718
T. Rowe Price Group, Inc.	9,830	797,999
Tullett Prebon plc	211,420	1,159,877
UBS Group AG1	491,467	9,901,882
		42,313,119
Commercial Banks—3.8%
Banco Bilbao Vizcaya Argentaria SA	385,732	3,883,579
Bancolombia SA, Sponsored ADR	20,910	946,596
Bank of America Corp.	152,470	2,428,847
Bank of the Ozarks, Inc.	21,980	851,945
Citigroup, Inc.	225,580	12,027,925
Commercial International Bank Egypt SAE	148,451	1,080,098
Grupo Aval Acciones y Valores, ADR	179,160	1,813,099
Grupo Financiero Banorte SAB de CV, Cl. O	522,396	2,963,377
Grupo Financiero Inbursa SAB de CV, Cl. O	758,088	1,810,971
Guaranty Trust Bank plc	4,233,048	611,558
ICICI Bank Ltd., Sponsored ADR	1,060,120	11,587,111
Intesa Sanpaolo SpA, Sponsored ADR	40,230	812,244
Itau Unibanco Holding SA, ADR	187,591	2,404,917
JPMorgan Chase & Co.	93,280	5,900,893
KeyCorp	23,400	338,130
Kotak Mahindra Bank Ltd.	24,575	514,477
PrivateBancorp, Inc.	15,100	559,757
Signature Bank[1]	8,220	1,102,220
Societe Generale SA	58,670	2,926,864
Sumitomo Mitsui Financial Group, Inc.	85,700	3,737,262
SVB Financial Group[1]	3,860	512,454
Western Alliance Bancorp[1]	45,070	1,393,564
Zenith Bank plc	6,824,281	722,208
Zions Bancorporation	50,471	1,430,096
		62,360,192

17      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Consumer Finance—0.2%
Ally Financial, Inc.[1]	77,170	$1,689,251
Capital One Financial Corp.	16,010	1,294,409
Navient Corp.	47,690	931,863
		3,915,523
Diversified Financial Services—1.2%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	1,049,100	4,321,124
Grupo de Inversiones Suramericana SA	87,138	1,431,814
Haci Omer Sabanci Holding AS	459,026	1,676,573
Hong Kong Exchanges & Clearing Ltd.	72,613	2,769,772
MarketAxess Holdings, Inc.	12,890	1,106,607
McGraw Hill Financial, Inc.	84,620	8,825,866
		20,131,756
Insurance—2.6%
AIA Group Ltd.	457,600	3,054,603
Allianz SE	32,835	5,614,670
Allstate Corp. (The)	18,950	1,320,057
American International Group, Inc.	54,820	3,085,818
Aon plc	29,670	2,855,144
China Life Insurance Co. Ltd., Cl. H	402,000	1,952,275
China Pacific Insurance Group Co. Ltd., Cl. H	222,600	1,212,801
Dai-ichi Life Insurance Co. Ltd. (The)	247,700	4,056,577
FNF Group	70,590	2,540,534
Genworth Financial, Inc., Cl. A1	74,680	656,437
MetLife, Inc.	45,520	2,334,721
Old Mutual plc	684,783	2,468,262
People’s Insurance Co. Group of China Ltd., Cl. H	308,000	214,047
PICC Property & Casualty Co. Ltd., Cl. H	102,000	226,500
Prudential plc	400,612	9,997,408
Sul America SA	143,960	678,482
		42,268,336
Real Estate Investment Trusts (REITs)—0.1%
CoreSite Realty Corp.	11,090	533,207
Equity Residential	13,740	1,014,837
Public Storage	5,430	1,020,351
		2,568,395
Real Estate Management & Development—0.6%
DLF Ltd.	1,473,586	3,187,696
Hang Lung Group Ltd.	204,500	1,084,464
Hang Lung Properties Ltd.	944,570	3,186,611
Marcus & Millichap, Inc.[1]	11,250	398,025
SM Prime Holdings, Inc.	3,811,103	1,595,071
SOHO China Ltd.	643,500	489,323
Wallace Theater Holdings, Inc.[1,3]	430	4
		9,941,194
Thrifts & Mortgage Finance—0.4%
Essent Group Ltd.[1]	21,840	544,908

18      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Thrifts & Mortgage Finance (Continued)
Housing Development Finance Corp. Ltd.	320,039	$5,937,661

		6,482,569
Health Care—10.2%
Biotechnology—3.0%
ACADIA Pharmaceuticals, Inc.[1]	58,140	1,986,644
Amgen, Inc.	7,400	1,168,534
Biogen, Inc.[1]	19,390	7,250,503
BioMarin Pharmaceutical, Inc.[1]	24,930	2,793,407
Bluebird Bio, Inc.[1]	13,280	1,768,763
Celgene Corp.[1]	22,686	2,451,449
Celldex Therapeutics, Inc.[1]	154,600	3,710,400
Cepheid[1]	13,390	751,179
Circassia Pharmaceuticals plc[1]	361,310	1,647,191
Clovis Oncology, Inc.[1]	25,790	2,072,484
CSL Ltd.	57,700	4,141,869
Dyax Corp.[1]	9,630	230,253
Gilead Sciences, Inc.[1]	88,620	8,907,196
Grifols SA	76,521	3,260,215
Juno Therapeutics, Inc.[1]	1,960	83,770
Medivation, Inc.[1]	13,120	1,584,109
Neurocrine Biosciences, Inc.[1]	12,620	430,216
PTC Therapeutics, Inc.[1]	9,100	534,625
Receptos, Inc.[1]	2,290	337,409
Ultragenyx Pharmaceutical, Inc.[1]	12,750	719,483
Vertex Pharmaceuticals, Inc.[1]	31,555	3,890,100

		49,719,799
Health Care Equipment & Supplies—1.6%
Baxter International, Inc.	17,050	1,172,017
Cantel Medical Corp.	17,790	796,814
Cardiovascular Systems, Inc.[1]	15,230	476,699
DexCom, Inc.[1]	28,161	1,902,839
DiaSorin SpA	48,679	2,222,758
Essilor International SA	23,600	2,867,089
Hologic, Inc.[1]	11,800	398,132
Inogen, Inc.[1]	12,190	447,861
K2M Group Holdings, Inc.[1]	26,720	561,387
Medtronic plc	2,320	172,724
Merit Medical Systems, Inc.[1]	18,620	361,414
NxStage Medical, Inc.[1]	31,290	573,546
ResMed, Inc.	12,680	810,759
Sonova Holding AG	25,410	3,523,584
Spectranetics Corp. (The)[1]	42,600	1,092,690
St. Jude Medical, Inc.	31,970	2,239,499
STERIS Corp.	12,740	847,210
West Pharmaceutical Services, Inc.	10,540	561,571
William Demant Holding AS1	28,175	2,313,257
Zimmer Holdings, Inc.	33,460	3,675,246
		27,017,096

19      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Providers & Services—2.2%
Acadia Healthcare Co., Inc.[1]	28,550	$1,955,675
Aetna, Inc.	63,520	6,788,382
Anthem, Inc.	43,420	6,553,381
Apollo Hospitals Enterprise Ltd.	62,891	1,132,514
Cardinal Health, Inc.	40,170	3,387,938
Centene Corp.[1]	26,760	1,658,852
Diagnosticos da America SA	127,900	423,652
ExamWorks Group, Inc.[1]	21,350	874,283
HCA Holdings, Inc.[1]	15,160	1,121,992
HealthEquity, Inc.[1]	16,030	420,146
LifePoint Hospitals, Inc.[1]	11,558	865,463
Sinopharm Group Co. Ltd., Cl. H	527,400	2,518,593
Sonic Healthcare Ltd.	99,100	1,553,908
Team Health Holdings, Inc.[1]	25,480	1,517,844
UnitedHealth Group, Inc.	33,670	3,750,838
VCA, Inc.[1]	26,320	1,341,530
		35,864,991
Health Care Technology—0.1%
Omnicell, Inc.[1]	20,830	740,090
Veeva Systems, Inc., Cl. A1	20,400	541,620
		1,281,710
Life Sciences Tools & Services—0.3%
Divi’s Laboratories Ltd.	2,285	61,740
ICON plc[1]	19,650	1,264,281
Illumina, Inc.[1]	6,450	1,188,413
Quintiles Transnational Holdings, Inc.[1]	11,110	731,927
Thermo Fisher Scientific, Inc.	12,540	1,576,027
WuXi PharmaTech Cayman, Inc., ADR[1]	3,996	172,507
		4,994,895
Pharmaceuticals—3.0%
Actavis plc[1]	12,650	3,578,179
Akorn, Inc.[1]	15,830	659,161
Bayer AG1	37,377	5,445,009
Bristol-Myers Squibb Co.	8,531	543,681
Cipla Ltd.	96,853	971,552
Dr. Reddy’s Laboratories Ltd.	34,502	1,796,157
Eli Lilly & Co.	22,720	1,632,886
Galenica AG	2,866	2,689,352
Glenmark Pharmaceuticals Ltd.	46,747	653,922
Lupin Ltd.	12,940	361,549
Merck & Co., Inc.	31,360	1,867,801
Novo Nordisk AS, Cl. B	103,278	5,785,144
Perrigo Co. plc	4,990	914,567
Pfizer, Inc.	109,230	3,706,174
Roche Holding AG	28,445	8,193,285
Roche Holding AG, Sponsored ADR	43,460	1,559,345
Shire plc	29,860	2,429,357
Sun Pharmaceutical Industries Ltd.	64,885	961,330
Teva Pharmaceutical Industries Ltd., Sponsored ADR	44,390	2,682,044

20      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Pharmaceuticals (Continued)
Theravance Biopharma, Inc.[1]	18,852	$301,632
Theravance, Inc.	74,520	1,210,950
Valeant Pharmaceuticals International, Inc.[1]	6,946	1,506,796
		49,449,873
Industrials—9.8%
Aerospace & Defense—1.6%
Airbus Group NV	185,590	12,887,785
Curtiss-Wright Corp.	9,720	710,143
Embraer SA	253,600	1,977,995
Embraer SA, Sponsored ADR	154,830	4,827,599
Raytheon Co.	7,420	771,680
Rolls-Royce Holdings plc[1]	300,103	4,808,948
		25,984,150
Air Freight & Couriers—0.4%
FedEx Corp.	4,080	691,846
Royal Mail plc	259,574	1,860,593
United Parcel Service, Inc., Cl. B	40,010	4,022,205
XPO Logistics, Inc.[1]	11,860	575,210
		7,149,854
Airlines—0.1%
Allegiant Travel Co., Cl. A	8,586	1,320,184
Delta Air Lines, Inc.	22,080	985,651
		2,305,835
Building Products—0.6%
A.O. Smith Corp.	29,070	1,857,573
Allegion plc	4,190	256,219
Apogee Enterprises, Inc.	5,440	286,253
Assa Abloy AB, Cl. B	86,935	5,025,410
Continental Building Products, Inc.[1]	16,750	368,667
Lennox International, Inc.	12,290	1,302,248
Masonite International Corp.[1]	7,920	524,304
Nortek, Inc.[1]	5,864	496,212
		10,116,886
Commercial Services & Supplies—0.8%
Aggreko plc	129,173	3,266,485
Cintas Corp.	12,260	980,187
Edenred	114,987	3,080,845
Mobile Mini, Inc.	28,220	1,087,599
Prosegur Cia de Seguridad SA	610,756	3,522,368
Waste Management, Inc.	32,840	1,626,565
		13,564,049
Construction & Engineering—0.4%
Boskalis Westminster NV	54,652	2,842,053
CIMIC Group Ltd.	103,700	1,724,116
FLSmidth & Co. AS	30,212	1,290,761
Larsen & Toubro Ltd.	21,963	566,309

21      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Construction & Engineering (Continued)
Trevi Finanziaria Industriale SpA	293,257	$853,114
		7,276,353
Electrical Equipment—1.6%
ABB Ltd.[1]	75,877	1,661,612
Acuity Brands, Inc.	1,670	278,806
Eaton Corp. plc	54,640	3,755,407
Emerson Electric Co.	44,900	2,641,467
Legrand SA	60,820	3,513,798
Nidec Corp.	123,100	9,178,174
Prysmian SpA	60,872	1,241,866
Schneider Electric SE	45,570	3,398,206
		25,669,336
Industrial Conglomerates—0.9%
3M Co.	29,700	4,644,783
Danaher Corp.	30,004	2,456,728
Jardine Strategic Holdings Ltd.	60,742	2,086,290
Siemens AG	27,107	2,967,031
SM Investments Corp.	96,013	1,941,617
		14,096,449
Machinery—1.5%
Aalberts Industries NV	151,177	4,670,728
Atlas Copco AB, Cl. A	147,045	4,589,506
Caterpillar, Inc.	12,510	1,086,869
FANUC Corp.	12,800	2,799,632
Ingersoll-Rand plc	9,420	620,213
Middleby Corp. (The)[1]	21,790	2,208,198
Pall Corp.	13,130	1,277,812
Parker-Hannifin Corp.	28,780	3,435,181
Wabtec Corp.	24,550	2,308,927
Weir Group plc (The)	64,431	1,852,411
		24,849,477
Professional Services—0.6%
Experian plc	201,707	3,606,260
Intertek Group plc	95,340	3,805,104
Paylocity Holding Corp.[1]	33,550	944,432
SGS SA	1,189	2,313,753
		10,669,549
Road & Rail—0.3%
Canadian Pacific Railway Ltd.	5,800	1,105,364
CSX Corp.	48,810	1,761,553
Knight Transportation, Inc.	27,810	803,709
Old Dominion Freight Line, Inc.[1]	11,000	782,430
		4,453,056
Trading Companies & Distributors—0.8%
Brenntag AG	59,815	3,612,749
Bunzl plc	167,100	4,707,064
United Rentals, Inc.[1]	5,360	517,669

22      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Trading Companies & Distributors (Continued)
Wolseley plc	68,348	$4,053,056

		12,890,538
Transportation Infrastructure—0.2%
Airports of Thailand PCL	51,800	454,350
DP World Ltd.	109,606	2,529,707
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	44,165	624,850

		3,608,907
Information Technology—15.2%
Communications Equipment—0.8%
Cisco Systems, Inc.	51,380	1,481,285
Nokia OYJ	148,482	1,004,135
Telefonaktiebolaget LM Ericsson, Cl. B	996,078	10,915,143

		13,400,563
Electronic Equipment, Instruments, & Components—1.8%
Cognex Corp.[1]	16,300	731,707
Hoya Corp.	102,700	3,963,587
IPG Photonics Corp.[1]	8,460	749,387
Keyence Corp.	16,250	8,684,506
Kyocera Corp.	73,100	3,815,849
Methode Electronics, Inc.	14,110	599,111
Murata Manufacturing Co. Ltd.	47,600	6,716,042
Spectris plc	74,173	2,439,353
TE Connectivity Ltd.	36,240	2,411,772

		30,111,314
Internet Software & Services—4.2%
Alibaba Group Holding Ltd., Sponsored ADR[1]	24,400	1,983,476
Baidu, Inc., Sponsored ADR[1]	32,560	6,521,117
comScore, Inc.[1]	5,290	276,984
CoStar Group, Inc.[1]	10,890	2,226,243
Demandware, Inc.[1]	9,510	585,816
eBay, Inc.[1]	183,180	10,672,067
Envestnet, Inc.[1]	14,740	755,572
Facebook, Inc., Cl. A1,4	111,870	8,812,000
Google, Inc., Cl. A1	11,199	6,145,675
Google, Inc., Cl. C1,4	8,362	4,493,237
GrubHub, Inc.[1]	24,690	1,016,487
LinkedIn Corp., Cl. A1	13,250	3,340,723
MercadoLibre, Inc.	14,820	2,109,331
NAVER Corp.	3,442	2,079,550
Qihoo 360 Technology Co. Ltd., ADR[1]	19,190	1,157,157
Shutterstock, Inc.[1]	9,570	645,879
Telecity Group plc	147,290	1,999,440
Tencent Holdings Ltd.	308,785	6,377,166
United Internet AG	59,594	2,686,508
Yahoo Japan Corp.	799,100	3,272,221
Yandex NV, Cl. A1	104,110	2,003,076

23      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Internet Software & Services (Continued)
Youku Tudou, Inc., ADR[1]	11,330	$211,871

		69,371,596

IT Services—1.3%
Amadeus IT Holding SA, Cl. A	111,007	5,067,538
Computer Sciences Corp.	15,320	987,374
Earthport plc[1]	858,054	616,569
Infosys Ltd.	183,435	5,617,083
International Business Machines Corp.	5,220	894,134
MasterCard, Inc., Cl. A	32,500	2,931,825
Tata Consultancy Services Ltd.	57,119	2,223,437
Visa, Inc., Cl. A	39,432	2,604,483

		20,942,443

Semiconductors & Semiconductor Equipment—2.5%
Altera Corp.	174,570	7,276,078
Ambarella, Inc.[1]	11,040	807,576
ARM Holdings plc	108,870	1,850,671
Broadcom Corp., Cl. A	61,260	2,707,998
Cavium, Inc.[1]	27,740	1,797,275
Cypress Semiconductor Corp.[1]	41,464	552,300
Infineon Technologies AG	440,582	5,234,843
Intel Corp.	81,580	2,655,429
MA-COM Technology Solutions Holdings, Inc.[1]	16,520	503,364
Maxim Integrated Products, Inc.	168,060	5,517,410
MediaTek, Inc.	245,000	3,151,368
Micron Technology, Inc.[1]	49,886	1,403,293
Microsemi Corp.[1]	15,240	508,406
Monolithic Power Systems, Inc.	42,250	2,189,818
Taiwan Semiconductor Manufacturing Co. Ltd.	1,061,000	5,122,288

		41,278,117

Software—3.7%
Adobe Systems, Inc.[1]	75,470	5,740,248
AVEVA Group plc	52,470	1,359,278
Check Point Software Technologies Ltd.[1]	12,010	1,002,595
CyberArk Software Ltd.[1]	5,120	322,304
Dassault Systemes	51,614	3,979,649
Gemalto NV	42,106	3,912,278
Guidewire Software, Inc.[1]	34,350	1,715,782
HubSpot, Inc.[1]	21,450	830,329
Intuit, Inc.	61,260	6,146,216
Manhattan Associates, Inc.[1]	16,960	891,418
Microsoft Corp.	44,510	2,164,966
Oracle Corp.	140,890	6,145,622
Proofpoint, Inc.[1]	38,890	2,099,282
SAP SE	129,726	9,896,984
ServiceNow, Inc.[1]	30,150	2,257,029
Synopsys, Inc.[1]	22,810	1,069,333
Tableau Software, Inc., Cl. A1	19,290	1,887,334
Temenos Group AG	81,438	2,961,413
Tyler Technologies, Inc.[1]	17,970	2,191,442

24      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Software (Continued)
Ultimate Software Group, Inc. (The)[1]	12,320	$2,047,830
Verint Systems, Inc.[1]	15,450	949,094
Workday, Inc., Cl. A1	13,240	1,207,620
Zendesk, Inc.[1]	23,930	551,826

		61,329,872
Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.[4]	44,261	5,539,264
EMC Corp.[4]	68,470	1,842,528
Lenovo Group Ltd.	2,736,000	4,720,368
SanDisk Corp.	13,110	877,583
Western Digital Corp.	16,390	1,601,959

		14,581,702
Materials—2.1%
Chemicals—1.1%
Asian Paints Ltd.	23,992	288,680
Eastman Chemical Co.	5,040	384,149
Essentra plc	332,261	4,894,696
Linde AG	17,533	3,435,941
LyondellBasell Industries NV, Cl. A	8,142	842,860
Sherwin-Williams Co. (The)	2,950	820,100
Sika AG	851	2,937,012
Syngenta AG	14,129	4,749,644

		18,353,082
Construction Materials—0.4%
Ambuja Cements Ltd.	229,605	840,190
Caesarstone Sdot-Yam Ltd.	9,610	569,296
Indocement Tunggal Prakarsa Tbk PT	534,000	862,496
James Hardie Industries plc	251,100	2,881,031
Semen Indonesia Persero Tbk PT	831,500	799,638
Ultratech Cement Ltd.	20,197	851,242

		6,803,893
Containers & Packaging—0.1%
Berry Plastics Group, Inc.[1]	28,180	964,319
Metals & Mining—0.4%
Alrosa AO	1,022,092	1,354,165
BHP Billiton Ltd., Sponsored ADR	6,870	352,362
First Quantum Minerals Ltd.	29,494	451,761
Freeport-McMoRan, Inc.	30,400	707,408
Glencore plc	557,530	2,654,960
Real Gold Mining Ltd.[1]	273,000	352
Vale SA, Cl. B, Sponsored ADR	96,250	739,200

		6,260,208
Paper & Forest Products—0.1%
Louisiana-Pacific Corp.[1]	104,690	1,595,476

25      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Telecommunication Services—2.1%
Diversified Telecommunication Services—1.2%
BT Group plc, Cl. A	671,022	$4,688,569
Iliad SA	11,090	2,611,864
Inmarsat plc	182,420	2,813,365
Nippon Telegraph & Telephone Corp.	74,500	5,021,193
Telefonica Brasil SA, ADR	74,720	1,226,902
Verizon Communications, Inc.	56,880	2,869,027

		19,230,920
Wireless Telecommunication Services—0.9%
America Movil SAB de CV, Cl. L, ADR	180,040	3,761,036
KDDI Corp.	246,600	5,827,009
MTN Group Ltd.	103,221	2,068,287
Vodafone Group plc	1,043,350	3,682,072

		15,338,404
Utilities—0.2%
Electric Utilities—0.2%
Edison International	48,700	2,967,778

Total Common Stocks (Cost $1,008,002,797)		1,198,056,410
Preferred Stocks—0.7%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[2]	501	512,962
Banco Davivienda SA, Preference	67,078	780,042
Bayerische Motoren Werke (BMW) AG, Preference	70,159	6,437,368
Cia Brasileira de Distribuicao, Preference	48,973	1,657,925
Lojas Americanas SA, Preference	512,012	2,849,845
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	21,135,219	276,190

Total Preferred Stocks (Cost $9,784,862)		12,514,332
	Units
Rights, Warrants and Certificates—0.0%
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1] (Cost $77,776)	123,800	64,307

	Principal Amount
Non-Convertible Corporate Bonds and Notes—11.2%
Consumer Discretionary—2.6%
Auto Components—0.3%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	$665,000	694,925
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[2]	910,000	853,125
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20	465,000	492,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,150,000	1,193,010
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	690,000	703,800
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22[2]	865,000	925,550

		4,863,310
Automobiles—0.1%
General Motors Co., 5% Sr. Unsec. Nts., 4/1/35	665,000	695,159
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[2]	485,000	516,525

26      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Automobiles (Continued)
ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[2]	$500,000	$502,500

		1,714,184
Distributors—0.0%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	430,000	425,700
Hotels, Restaurants & Leisure—0.5%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[2]	665,000	689,938
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	215,000	225,481
Caesars Entertainment Resort Properties LLC/Caesars Entertainment
Resort Prope, 11% Sec. Nts., 10/1/21	335,000	301,500
Caesars Growth Properties Holdings LLC/Caesars Growth Properties
Finance, Inc., 9.375% Sec. Nts., 5/1/22[2]	365,000	292,000
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	485,000	497,125
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr.
Sec. Nts., 3/15/19[2]	680,000	722,500
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[2]	480,000	476,400
Isle of Capri Casinos, Inc.:
5.875% Sr. Unsec. Nts., 3/15/21	151,000	156,662
5.875% Sr. Unsec. Nts., 3/15/21[2]	100,000	103,750
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[2]	935,000	1,005,125
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[2]	430,000	411,725
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	600,000	624,000
6.625% Sr. Unsec. Nts., 12/15/21	55,000	59,125
6.75% Sr. Unsec. Nts., 10/1/20	390,000	421,687
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	526,575	570,017
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[2]	315,000	326,812
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[2]	285,000	295,688
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21	475,000	507,656
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[2]	365,000	349,488
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[2]	395,000	439,912

		8,476,591
Household Durables—0.3%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	240,000	252,000
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[2]	285,000	273,600
9.125% Sec. Nts., 11/15/20[3]	370,000	394,050
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	550,000	576,125
7.625% Sr. Unsec. Nts., 5/15/23	640,000	669,600
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	100,000	101,625
4.75% Sr. Unsec. Nts., 5/30/25	360,000	359,100
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	730,000	795,700
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
5.25% Sr. Unsec. Nts., 4/15/21[2]	500,000	503,750

		3,925,550

27      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media—0.8%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[2]	$960,000	$982,800
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[2]	400,000	423,000
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23	375,000	382,031
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	190,000	183,587
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	1,760,000	1,729,200
6.75% Sr. Unsec. Nts., 6/1/21	180,000	191,039
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[2]	355,000	356,775
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	270,000	294,300
Gannett Co., Inc., 5.50% Sr. Unsec. Nts., 9/15/24[2]	1,385,000	1,443,862
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	955,000	1,019,462
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	500,000	496,250
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	985,000	1,028,094
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[2]	290,000	301,600
6.875% Sr. Unsec. Nts., 11/15/20	575,000	609,621
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[2]	700,000	716,188
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21	350,000	355,775
5.625% Sr. Unsec. Nts., 8/1/24[2]	490,000	501,025
6.125% Sr. Unsec. Nts., 10/1/22	690,000	731,400
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[2]	270,000	289,913
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21	735,000	802,069
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22	675,000	729,000

		13,566,991

Multiline Retail—0.1%
Family Tree Escrow LLC, 5.75% Sr. Sec. Nts., 3/1/23[2]	1,350,000	1,424,250
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[2,5]	545,000	588,600

		2,012,850
Specialty Retail—0.3%
Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[2]	880,000	838,200
Claire’s Stores, Inc.:
8.875% Sr. Unsec. Nts., 3/15/19	321,000	163,710
9.00% Sr. Sec. Nts., 3/15/19[2]	55,000	49,500
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	285,000	294,975
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[2]	595,000	616,569
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21	885,000	1,017,750
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[2]	972,000	1,013,310
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	455,000	484,575
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[2]	800,000	800,000

		5,278,589
Textiles, Apparel & Luxury Goods—0.2%
American Achievement Corp., 10.875% Sec. Nts., 4/15/16[2]	295,000	293,525
Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25[2]	495,000	497,166
6.875% Sr. Unsec. Nts., 5/1/22	105,000	115,369
Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[2]	140,000	133,525

28      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Textiles, Apparel & Luxury Goods (Continued)
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	$390,000	$399,750
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	695,000	690,656

		2,129,991
Consumer Staples—0.4%
Beverages—0.0%
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	490,000	520,625
Food & Staples Retailing—0.1%
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	190,000	198,550
Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[2]	490,000	510,213
6.75% Sr. Unsec. Nts., 6/15/21	755,000	803,131

		1,511,894
Food Products—0.2%
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	173,000	189,651
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[2]	575,000	593,687
HJ Heinz Co.:
4.25% Sec. Nts., 10/15/20	760,000	779,950
4.875% Sec. Nts., 2/15/25[2]	475,000	519,888
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[2]	210,000	215,775
Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[2]	195,000	197,730
7.375% Sr. Unsec. Nts., 2/15/22	660,000	687,918
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[2]	283,000	290,075

		3,474,674
Household Products—0.0%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[2]	115,000	122,475
6.375% Sr. Unsec. Nts., 11/15/20	370,000	394,050

		516,525
Personal Products—0.1%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	755,000	758,775
Tobacco—0.0%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	640,000	687,200
Energy—1.4%
Energy Equipment & Services—0.1%
Compressco Partners LP/Compressco Finance, Inc., 7.25% Sr. Unsec. Nts., 8/15/22[2]	445,000	407,175
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[3]	585,000	574,762
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	355,000	349,675
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	400,000	364,000
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	330,000	334,125

		2,029,737

29      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels—1.3%
Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	$335,000	$343,794
Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[2]	140,000	137,200
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	560,000	547,400
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[2]	155,000	161,975
California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20	450,000	429,750
5.50% Sr. Unsec. Nts., 9/15/21	640,000	609,600
6.00% Sr. Unsec. Nts., 11/15/24	55,000	52,044
Carrizo Oil & Gas, Inc., 7.50% Sr. Unsec. Nts., 9/15/20	375,000	396,487
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	330,000	262,350
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	420,000	389,550
5.375% Sr. Unsec. Nts., 6/15/21	290,000	279,850
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
8.50% Sr. Unsec. Nts., 12/15/19	295,000	274,350
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	615,000	626,531
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	585,000	542,587
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	140,000	144,200
6.125% Sr. Unsec. Nts., 3/1/22	195,000	202,312
Denbury Resources, Inc., 5.50% Sr. Sub. Nts., 5/1/22	525,000	500,062
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	230,000	242,650
7.50% Sr. Sec. Nts., 10/15/20	355,000	401,150
Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[2]	270,000	260,550
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	630,000	664,650
9.375% Sr. Unsec. Nts., 5/1/20	450,000	483,750
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	385,000	274,312
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	350,000	349,125
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	655,000	514,830
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	165,000	164,175
Laredo Petroleum, Inc.:
5.625% Sr. Unsec. Nts., 1/15/22	135,000	136,519
6.25% Sr. Unsec. Nts., 3/15/23	590,000	613,600
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	280,000	288,400
Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	655,000	566,575
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	505,000	508,788
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[2]	205,000	203,975
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	205,000	202,438
Murray Energy Corp., 11.25% Sr. Sec. Nts., 4/15/21[2]	1,090,000	1,111,800
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[2]	365,000	375,038
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	375,000	399,375

30      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	$235,000	$239,700
Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18	265,000	207,999
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	390,000	382,200
QEP Resources, Inc., 5.25% Sr. Unsec. Nts., 5/1/23	395,000	397,970
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	205,000	209,100
5.00% Sr. Sub. Nts., 3/15/23	60,000	61,200
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	185,000	186,850
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	355,000	357,219
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 3/1/25[2]	980,000	988,575
5.75% Sr. Sec. Nts., 5/15/24	135,000	137,025
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	405,000	398,925
7.75% Sr. Unsec. Nts., 6/15/21	350,000	366,625
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	333,000	230,603
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	330,000	348,150
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
5.50% Sr. Unsec. Nts., 8/15/22	265,000	254,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19[2]	500,000	503,750
5.00% Sr. Unsec. Nts., 1/15/18[2]	375,000	390,938
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	270,000	282,150
6.25% Sr. Unsec. Nts., 10/15/22[2]	130,000	138,613
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	315,000	324,056
Williams Partners LP/ACMP:
4.875% Sr. Unsec. Nts., 3/15/24	130,000	133,456
6.125% Sr. Unsec. Nts., 7/15/22	335,000	360,270
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	170,000	157,675
6.00% Sr. Unsec. Nts., 1/15/22	300,000	296,250

		21,015,441
Financials—1.0%
Capital Markets—0.3%
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[3]	385,000	401,892
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[2]	465,000	488,250
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[2]	595,000	597,975
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	550,000	583,000
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[2]	910,000	873,600
MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[2]	165,000	173,664
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875% Sr. Unsec. Nts., 10/1/20	510,000	527,213
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[2]	460,000	492,200
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[2]	280,000	281,400

31      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19	$700,000	$707,000
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21	465,000	418,500

		5,544,694
Commercial Banks—0.0%
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	145,000	147,900
5.00% Sr. Unsec. Nts., 8/15/22	425,000	437,484

		585,384
Consumer Finance—0.3%
Ahern Rentals, Inc.:
7.375% Sec. Nts., 5/13/23[2,6]	275,000	275,000
9.50% Sec. Nts., 6/15/18[2]	405,000	439,020
Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24	685,000	713,256
7.50% Sr. Unsec. Nts., 9/15/20	220,000	258,258
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	265,000	276,262
Navient Corp.:
5.50% Sr. Unsec. Nts., 1/25/23	800,000	772,000
7.25% Sr. Unsec. Nts., 1/25/22	400,000	425,000
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts.,
5/15/18[2]	495,000	485,719
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[2]	620,000	446,400

		4,090,915
Diversified Financial Services—0.1%
Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[2,5]	365,000	372,984
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[2]	260,000	258,050
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[2]	350,000	334,250
MSCI, Inc., 5.25% Sr. Unsec. Nts., 11/15/24[2]	420,000	437,850
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[2]	145,000	146,994

		1,550,128
Insurance—0.1%
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[2]	440,000	454,300
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[2]	645,000	664,350

		1,118,650
Real Estate Investment Trusts (REITs)—0.1%
Communications Sales & Leasing, Inc., 8.25% Sr. Unsec. Nts., 10/15/23[2]	555,000	570,956
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	320,000	331,200
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21	445,000	463,356
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	495,000	495,619
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%
Sr. Unsec. Nts., 3/15/25	475,000	508,844

32      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Sabra Health Care LP/Sabra Capital Corp., 5.50% Sr. Unsec. Nts., 2/1/21	$23,000	$24,495

		2,394,470
Real Estate Management & Development—0.1%
Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[2]	380,000	406,600
9.00% Sr. Sec. Nts., 1/15/20[3]	245,000	268,275
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[2]	370,000	379,713

		1,054,588
Thrifts & Mortgage Finance—0.0%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[2]	145,000	139,200
Health Care—1.0%
Biotechnology—0.0%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	350,000	306,250
Health Care Equipment & Supplies—0.1%
Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20	305,000	319,487
DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18	330,000	345,411
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[2,6]	330,000	335,775
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20	50,000	52,063
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	320,000	345,200

		1,397,936
Health Care Providers & Services—0.6%
Acadia Healthcare Co., Inc., 5.625% Sr. Unsec. Nts., 2/15/23[2]	210,000	215,775
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	180,000	183,636
Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	635,000	669,131
CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22	920,000	980,950
7.125% Sr. Unsec. Nts., 7/15/20	270,000	289,912
DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	275,000	275,687
5.125% Sr. Unsec. Nts., 7/15/24	160,000	163,120
5.75% Sr. Unsec. Nts., 8/15/22	280,000	298,550
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[2]	515,000	531,738
ExamWorks Group, Inc., 5.625% Sr. Unsec. Nts., 4/15/23	275,000	286,517
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	765,000	646,425
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[2]	280,000	294,000
5.875% Sr. Unsec. Nts., 1/31/22[2]	145,000	159,500
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	155,000	163,525
5.875% Sr. Unsec. Nts., 5/1/23	930,000	1,007,888
7.50% Sr. Unsec. Nts., 2/15/22	550,000	644,875
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	270,000	286,200

33      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	$665,000	$691,600
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	330,000	341,550
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	335,000	352,956
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	210,000	230,475
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	395,000	394,013
Tenet Healthcare Corp.:
6.00% Sr. Sec. Nts., 10/1/20	490,000	524,300
8.125% Sr. Unsec. Nts., 4/1/22	875,000	957,031

		10,589,354
Pharmaceuticals—0.3%
Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[2]	385,000	391,737
DPx Holdings BV, 7.50% Sr. Unsec. Nts., 2/1/22[2]	300,000	315,750
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[2]	600,000	593,625
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6% Sr. Unsec. Nts., 2/1/25[2]	20,000	20,575
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[2]	275,000	280,844
5.50% Sr. Unsec. Nts., 4/15/25[2]	275,000	281,875
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[2]	215,000	221,047
5.50% Sr. Unsec. Nts., 3/1/23[2]	525,000	531,562
5.875% Sr. Unsec. Nts., 5/15/23[2]	1,255,000	1,287,944
6.375% Sr. Unsec. Nts., 10/15/20[2]	270,000	285,525
7.25% Sr. Unsec. Nts., 7/15/22[2]	370,000	395,438

		4,605,922
Industrials—2.1%
Aerospace & Defense—0.4%
Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21	925,000	996,687
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[2]	1,085,000	992,775
Erickson, Inc., 8.25% Sec. Nts., 5/1/20	896,000	728,000
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	460,000	495,650
KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[2]	705,000	712,931
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	575,000	514,625
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19[2]	495,000	503,044
Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17[2]	550,000	383,625
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	485,000	508,038
TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22	485,000	492,275
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	585,000	582,075

		6,909,725
Air Freight & Couriers—0.1%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[2]	725,000	719,562
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr.
Sec. Nts., 8/1/20[2]	685,000	724,388

34      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Air Freight & Couriers (Continued)
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[2]	$415,000	$443,531

		1,887,481
Airlines—0.1%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[2]	915,000	981,338
Air Medical Merger Sub Corp., 6.375% Sr. Unsec. Nts., 5/15/23[2]	275,000	267,781
US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-
Through Certificates, 10/22/23	470,676	557,751

		1,806,870
Building Products—0.1%
Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[2]	410,000	422,300
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	640,000	694,400
USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[2]	270,000	284,175

		1,400,875
Commercial Services & Supplies—0.5%
ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	945,000	1,001,700
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	880,000	558,800
Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[2]	570,000	532,950
8.50% Sec. Nts., 9/15/22[2]	495,000	417,037
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[2]	957,000	1,021,597
Garda World Security Corp., 7.25% Sr. Unsec. Nts., 11/15/21[2]	1,000,000	1,000,000
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,480,000	1,472,600
Quad/Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22	630,000	609,116
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	510,000	587,775
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[2]	1,495,000	1,442,675

		8,644,250
Electrical Equipment—0.1%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[2]	495,000	502,425
General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	565,000	519,800
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[2]	680,000	728,450

		1,750,675
Machinery—0.3%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	370,000	384,800
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[3]	700,000	725,375
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[2]	645,000	657,900
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22[3]	345,000	362,250
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	865,000	888,787
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	785,000	779,113
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	575,000	584,344
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	430,000	446,931

		4,829,500
Marine—0.0%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[2]	395,000	365,375

35      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Professional Services—0.1%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	$650,000	$695,500
Road & Rail—0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[2]	500,000	496,875
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]	510,000	532,950

		1,029,825
Trading Companies & Distributors—0.3%
American Builders & Contractors Supply Co., Inc., 5.625% Sr. Unsec. Nts., 4/15/21[2]	600,000	622,500
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	500,000	503,750
6.75% Sr. Unsec. Nts., 12/15/20	400,000	411,000
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[2]	505,000	525,831
7.50% Sr. Unsec. Nts., 7/15/20	860,000	926,650
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[2]	1,470,000	1,271,550
United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23	480,000	487,800

		4,749,081
Information Technology—0.9%
Communications Equipment—0.2%
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[2]	960,000	1,039,200
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[2]	1,015,000	1,025,150
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22[2]	485,000	499,550
Project Homestake Merger Corp., 8.875% Sr. Unsec. Nts., 3/1/23[2]	390,000	395,362
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	651,000	695,470

		3,654,732
Electronic Equipment, Instruments, & Components—0.1%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	470,000	506,425
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[2]	485,000	500,763
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	160,000	165,200
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[2]	450,000	487,125

		1,659,513
Internet Software & Services—0.1%
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	695,000	726,275
Equinix, Inc.:
4.875% Sr. Unsec. Nts., 4/1/20	345,000	357,937
5.375% Sr. Unsec. Nts., 1/1/22	505,000	526,463
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22	275,000	276,031

		1,886,706
IT Services—0.2%
Ceridian HCM Holding, Inc., 11% Sr. Unsec. Nts., 3/15/21[2]	55,000	58,163
First Data Corp.:
8.25% Sec. Nts., 1/15/21[2]	665,000	708,431
10.625% Sr. Unsec. Nts., 6/15/21	858,000	977,854

36      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
IT Services (Continued)
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[2]	$365,000	$372,300

		2,116,748
Semiconductors & Semiconductor Equipment—0.1%
Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[2]	970,000	1,050,326
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[2]	595,000	598,570
5.50% Sr. Unsec. Nts., 2/1/25[2]	160,000	159,600
5.875% Sr. Unsec. Nts., 2/15/22	135,000	142,425

		1,950,921
Software—0.1%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[2]	180,000	192,825
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]	395,000	381,175
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2]	415,000	382,837
Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[2]	405,000	410,063
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[2]	370,000	378,787

		1,745,687
Technology Hardware, Storage & Peripherals—0.1%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[2]	1,640,000	1,756,850
Materials—0.9%
Chemicals—0.3%
ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	265,000	281,562
Ashland, Inc., 4.75% Sr. Unsec. Nts., 8/15/22	250,000	257,500
Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20	575,000	540,500
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[2]	330,000	334,331
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[2]	430,000	439,675
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	175,000	157,500
NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[2]	385,000	406,656
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[2]	290,000	304,500
PQ Corp., 8.75% Sec. Nts., 11/1/18[2]	285,000	297,113
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[2]	555,000	567,488
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	442,000	469,077
Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20	270,000	264,600

		4,320,502
Construction Materials—0.0%
Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21[2]	225,000	239,906
Containers & Packaging—0.3%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[2]	360,000	369,000
6.75% Sr. Unsec. Nts., 1/31/21[2]	410,000	427,261
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[2]	126,176	129,646
Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22	385,000	400,400

37      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Containers & Packaging (Continued)
BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[2]	$335,000	$346,725
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[2]	160,000	140,000
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[2]	395,000	402,900
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	150,000	151,500
Graphic Packaging International, Inc., 4.875% Sr. Unsec. Nts., 11/15/22	105,000	108,937
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[2]	210,000	216,300
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	132,000	136,950
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	935,000	979,413
8.25% Sr. Unsec. Nts., 2/15/21	265,000	283,219
9.875% Sr. Unsec. Nts., 8/15/19	105,000	112,088
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[2]	260,000	268,450
5.125% Sr. Unsec. Nts., 12/1/24[2]	260,000	271,375
6.50% Sr. Unsec. Nts., 12/1/20[2]	360,000	402,300

		5,146,464
Metals & Mining—0.3%
AK Steel Corp., 7.625% Sr. Unsec. Nts., 5/15/20	400,000	349,000
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18	655,000	679,562
7.875% Sr. Unsec. Nts., 11/1/20	680,000	705,663
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[2]	265,000	256,387
First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[2]	465,000	434,775
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[2]	375,000	314,438
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	450,000	482,625
Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21[2]	290,000	297,975
Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18	250,000	217,500
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[2]	365,000	396,938

		4,134,863
Paper & Forest Products—0.0%
PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[2]	340,000	344,675
Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[2]	460,000	483,000

		827,675
Telecommunication Services—0.6%
Diversified Telecommunication Services—0.5%
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	450,000	486,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[2]	1,575,000	1,667,531
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[2]	495,000	489,060
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[2]	1,015,000	1,091,125
Frontier Communications Corp., 7.125% Sr. Unsec. Nts., 1/15/23	425,000	427,125
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	655,000	605,056

38      OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22	$1,605,000	$1,645,125
5.625% Sr. Unsec. Nts., 2/1/23[2]	140,000	144,025
T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21	470,000	492,913
6.625% Sr. Unsec. Nts., 11/15/20	475,000	497,563
Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23	300,000	265,875
7.75% Sr. Unsec. Nts., 10/1/21	350,000	345,625
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[2]	475,000	479,750

		8,636,773
Wireless Telecommunication Services—0.1%
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	925,000	930,781
Utilities—0.3%
Electric Utilities—0.0%
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[7,8]	175,000	18
Gas Utilities—0.0%
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	265,000	270,300
Independent Power and Renewable Electricity Producers—0.3%
AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	440,000	442,200
7.375% Sr. Unsec. Nts., 7/1/21	205,000	229,151
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18	330,000	344,850
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23	450,000	456,187
7.875% Sr. Sec. Nts., 1/15/23[2]	150,000	165,750
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23	510,000	506,175
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	700,000	729,750
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	370,232	407,437
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22-5/1/24	935,000	967,838
6.625% Sr. Unsec. Nts., 3/15/23	135,000	142,762

		4,392,100
Multi-Utilities—0.0%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[2]	700,000	677,250

Total Non-Convertible Corporate Bonds and Notes (Cost $184,327,384)		184,703,064
Corporate Loans—0.5%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[9]	188,724	181,568
Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[9]	142,647	128,382
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[9]	90,000	91,058

39      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[9]	$955,000	$969,325
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[9]	200,000	204,500
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 1.50%, 1/29/18[9]	213,925	197,569
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[9]	938,645	900,094
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[9]	243,163	218,846
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.928%, 1/30/19[9]	1,499,336	1,438,238
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.678%, 7/30/19[9]	209,337	203,678
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[6,9]	45,000	40,838
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[9]	360,000	364,650
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[9]	346,202	331,488
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/6/21[6,9]	275,000	276,977
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[9]	240,361	246,370
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[9]	325,000	326,625
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[6,9]	280,755	257,066
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[6,9]	265,000	100,479
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[9]	150,339	131,546
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[7,9]	895,000	568,325
Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/25/21[9]	140,000	140,525
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[5,7,9]	326,143	1,631
Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[6,9]	197,094	190,442
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[9]	545,000	516,387

Total Corporate Loans (Cost $8,807,748)		8,026,607

		Exercise Expiration
		Price	Date		Contracts
Exchange-Traded Options Purchased—0.7%
CBOE Russell 2000 Index Put[1]	USD	1,250.000	7/17/15	USD	1,500	7,881,000
EURO STOXX 50 Call[1]	EUR	3,875.000	5/15/15	EUR	6,000	142,618
NIFTY/HSCEIF/SET50/KOSPI 200
Index Call[1]	USD	107.500	6/25/15	USD	1,000,000	1,340,000

40      OPPENHEIMER GLOBAL ALLOCATION FUND

		Exercise Expiration
		Price	Date		Contracts	Value
Exchange-Traded Options Purchased (Continued)
S&P 500 Index Put[1]	USD	2,030.000	5/15/15	USD	1,000	$750,000
USD Index Put[1]	USD	95.080	6/5/15	USD	946,571	1,287,810

Total Exchange-Traded Options Purchased (Cost $12,211,623)						11,401,428
					Shares
Investment Companies—11.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%[10,11]					24,733,841	24,733,841
Oppenheimer Master Event-Linked Bond Fund, LLC[10]					5,734,430	84,260,939
Oppenheimer Master Loan Fund, LLC[10]					5,674,937	83,890,165

Total Investment Companies (Cost $195,452,004)						192,884,945
Total Investments, at Value (Cost $1,418,664,194)					97.4%	1,607,651,093
Net Other Assets (Liabilities)					2.6	42,756,301

Net Assets					100.0%	$1,650,407,394

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $81,927,247 or 4.96% of the Fund’s net assets as of April 30, 2015.

3. Restricted security. The aggregate value of restricted securities as of April 30, 2015 was $3,929,133, which represents 0.24% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18	9/17/13	$385,000	$401,892	$16,892
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 - 12/30/14	699,987	725,375	25,388
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	11/6/13 - 11/19/14	398,117	381,175	(16,942)
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13 - 11/14/14	580,989	574,762	(6,227)
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	9/11/14	342,292	362,250	19,958
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	9/19/12 - 12/6/13	383,517	394,050	10,533
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12 - 12/12/13	516,638	532,950	16,312
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 11/13/14	288,888	288,400	(488)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	2/1/12	243,775	268,275	24,500
Wallace Theater Holdings, Inc.	3/28/13	4	4	—

		$3,839,207	$3,929,133	$89,926

41      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

4. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $10,263,440. See Note 5 of the accompanying Consolidated Notes.

5. Interest or dividend is paid-in-kind, when applicable.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after April 30, 2015. See Note 4 of the accompanying Consolidated Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

8. Security received as the result of issuer reorganization.

9. Represents the current interest rate for a variable or increasing rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2014	Gross Additions	Gross Reductions		Shares April 30, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	—	296,574,990	271,841,149		24,733,841
Oppenheimer Master Event-Linked Bond Fund, LLC	9,092,652	—	3,358,222		5,734,430
Oppenheimer Master Loan Fund, LLC	11,380,561	—	5,705,624		5,674,937

		Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E		$24,733,841	$27,497		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		84,260,939	2,519,491	[a]	1,685,249 [a]
Oppenheimer Master Loan Fund, LLC		83,890,165	2,731,586	[b]	(1,537,073) [b]

Total		$192,884,945	$5,278,574		$148,176

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield as of April 30, 2015.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$841,618,721	52.4%
United Kingdom	118,556,897	7.4
Switzerland	70,744,995	4.4
France	69,718,150	4.3
Germany	63,372,585	3.9
Japan	58,759,896	3.7
India	44,001,485	2.7
China	42,101,811	2.6
Netherlands	36,901,076	2.3
Brazil	28,947,143	1.8
Spain	27,308,800	1.7
Canada	26,331,877	1.6
Sweden	22,508,622	1.4
Mexico	20,832,056	1.3
Hong Kong	15,311,675	1.0
Russia	14,010,351	0.9

42      OPPENHEIMER GLOBAL ALLOCATION FUND

Geographic Holdings (Continued)	Value	Percent
Italy	$13,360,411	0.8%
Denmark	9,389,162	0.6
Ireland	8,285,680	0.5
Taiwan	8,273,656	0.5
Australia	7,772,256	0.5
Colombia	6,456,632	0.4
Israel	5,982,039	0.4
Thailand	5,652,084	0.4
Indonesia	5,064,542	0.3
Philippines	4,613,023	0.3
Turkey	3,962,364	0.3
South Africa	3,960,681	0.2
Luxembourg	3,487,042	0.2
United States	2,855,144	0.2
Malaysia	2,715,477	0.2
United Arab Emirates	2,529,706	0.2
Nigeria	2,268,512	0.1
Argentina	2,109,331	0.1
South Korea	2,079,549	0.1
Bermuda	1,387,984	0.1
Egypt	1,080,098	0.1
Finland	1,004,135	0.1
Greece	574,763	0.0
Jamaica	489,060	0.0
Jersey, Channel Islands	476,400	0.0
Cayman Islands	301,632	0.0
Belgium	288,400	0.0
Eurozone	142,618	0.0
Singapore	62,572	0.0

Total	$1,607,651,093	100.0%

Futures Contracts as of April 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Dollar Index	ICE	Buy	6/15/15	1,242	$117,634,788	$(5,576,046)
Mini MSCI Emerging Markets Index	NYF	Sell	6/19/15	634	32,926,790	415,570
NIKKEI 225 Index	SGX	Buy	6/11/15	288	23,565,829	895,579
S&P 500 E-Mini Index	CME	Sell	6/19/15	1,435	149,161,075	(517,530)
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/15	3,333	400,402,666	3,121,631

						$(1,660,796)

Exchange-Traded Options Written at April 30, 2015
Description		Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value
CBOE Russell 2000 Index Put	USD	1150.000	7/17/15	USD (1,500)	$1,679,940	$(3,267,000)

43      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:

Currency abbreviations indicate amounts reporting in currencies

JPY	Japanese Yen

Exchange Abbreviations
CBOE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
ICE	Intercontinental Exchange
NYF	New York Futures Exchange
SGX	Singapore Exchange

See accompanying Notes to Consolidated Financial Statements.

44      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES April 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,223,212,190)	$1,414,766,148
Affiliated companies (cost $195,452,004)	192,884,945

1,607,651,093
Cash	20,298,530
Cash—foreign currencies (cost $579,356)	581,193
Cash used for collateral on futures	22,361,000
Receivables and other assets:
Interest and dividends	6,328,453
Investments sold (including $2,139,640 sold on a when-issued or delayed delivery basis)	6,032,241
Variation margin receivable	2,253,160
Shares of beneficial interest sold	249,937
Other	256,135

Total assets	1,666,011,742

Liabilities
Options written, at value (premiums received $1,679,940)	3,267,000
Payables and other liabilities:
Investments purchased (including $1,100,344 purchased on a when-issued or delayed delivery basis)	8,241,761
Variation margin payable	1,563,405
Shares of beneficial interest redeemed	1,346,538
Trustees’ compensation	694,740
Distribution and service plan fees	334,280
Foreign capital gains tax	59,186
Shareholder communications	1,218
Other	96,220

Total liabilities	15,604,348

Net Assets	$1,650,407,394

Composition of Net Assets
Par value of shares of beneficial interest	$922,393
Additional paid-in capital	2,098,486,792
Accumulated net investment income	7,809,842
Accumulated net realized loss on investments and foreign currency transactions	(642,524,862)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	185,713,229

Net Assets	$1,650,407,394

45      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,265,218,344 and 70,252,274 shares of beneficial interest outstanding)	$18.01
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$19.11

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $42,952,438 and 2,466,454 shares of beneficial interest outstanding)	$17.41

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $260,308,821 and 14,933,180 shares of beneficial interest outstanding)	$17.43

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $669,695 and 37,222 shares of beneficial interest outstanding)	$17.99

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,126,396 and 2,208,355 shares of beneficial interest outstanding)	$17.72

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $42,131,700 and 2,341,771 shares of beneficial interest outstanding)	$17.99

See accompanying Notes to Consolidated Financial Statements.

46      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2015 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,518,331
Dividends	1,160
Expenses	(182,931)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,336,560
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	2,709,901
Dividends	21,685
Expenses	(168,107)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	2,563,479
Total allocation of net investment income from master funds	4,900,039
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $611,282)	10,980,358
Affiliated companies	27,497
Interest	6,106,359
Portfolio lending fees	92,754

Total investment income	17,206,968
Expenses
Management fees	6,414,096
Distribution and service plan fees:
Class A	1,508,870
Class B	238,062
Class C	1,267,659
Class R	94,328
Transfer and shareholder servicing agent fees:
Class A	1,363,243
Class B	52,606
Class C	279,913
Class I	158
Class R	41,875
Class Y	44,468
Shareholder communications:
Class A	23,411
Class B	3,119
Class C	4,278
Class I	10
Class R	465
Class Y	149
Custodian fees and expenses	67,715
Trustees’ compensation	23,488
Other	135,359

Total expenses	11,563,272

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

47      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited / Continued

Expenses (Continued)
Less waivers and reimbursements of expenses	$(404,166)

Net expenses	11,159,106
Net Investment Income	10,947,901
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options exercised)(net of foreign capital gains tax of $7,533)	90,020,388
Closing and expiration of option contracts written	2,239,362
Closing and expiration of futures contracts	(14,323,928)
Foreign currency transactions	(703,476)
Swap contracts	(213,627)
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	1,685,249
Oppenheimer Master Loan Fund, LLC	(1,537,073)

Net realized gain	77,166,895
Net change in unrealized appreciation/depreciation on:
Investments	(21,450,519)
Translation of assets and liabilities denominated in foreign currencies	(13,336,469)
Futures contracts	17,487,298
Option contracts written	(1,984,022)
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(2,786,387)
Oppenheimer Master Loan Fund, LLC	(296,620)

Net change in unrealized appreciation/depreciation	(22,366,719)
Net Increase in Net Assets Resulting from Operations	$65,748,077

See accompanying Notes to Consolidated Financial Statements.

48      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Operations
Net investment income	$10,947,901	$25,208,498
Net realized gain	77,166,895	71,466,961
Net change in unrealized appreciation/depreciation	(22,366,719)	(48,926,076)

Net increase in net assets resulting from operations	65,748,077	47,749,383
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(10,102,727)	(25,302,052)
Class B	(243,011)	(1,107,865)
Class C	(1,284,612)	(4,103,782)
Class I	(7,802)	(19,453)
Class R1	(270,345)	(727,916)
Class Y	(377,313)	(830,701)

	(12,285,810)	(32,091,769)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(55,087,468)	(102,831,852)
Class B	(14,818,307)	(28,342,530)
Class C	(10,553,861)	(20,551,374)
Class I	(2,387,211)	2,200,600
Class R1	(1,591,208)	(4,563,303)
Class Y	119,229	3,037,082

	(84,318,826)	(151,051,377)
Net Assets
Total decrease	(30,856,559)	(135,393,763)
Beginning of period	1,681,263,953	1,816,657,716

End of period (including accumulated net investment income of $7,809,842 and $9,147,751, respectively)	$1,650,407,394	$1,681,263,953

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

49      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$17.43	$17.27	$14.70	$14.81	$15.08	$13.05

Income (loss) from investment operations:
Net investment income[2]	0.13	0.27	0.34	0.33	0.36	0.18
Net realized and unrealized gain (loss)	0.59	0.21	2.41	(0.04)	(0.41)	1.96

Total from investment operations	0.72	0.48	2.75	0.29	(0.05)	2.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.32)	(0.18)	(0.40)	(0.22)	(0.11)

Net asset value, end of period	$18.01	$17.43	$17.27	$14.70	$14.81	$15.08

Total Return, at Net Asset Value[3]	4.18%	2.85%	18.81%	2.14%	(0.37)%	16.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,265,218	$1,279,187	$1,369,331	$1,294,433	$1,473,322	$1,623,802

Average net assets (in thousands)	$1,263,508	$1,336,323	$1,327,442	$1,358,002	$1,589,726	$1,619,840

Ratios to average net assets:[4,5]
Net investment income	1.47%	1.58%	2.11%	2.29%	2.35%	1.29%
Total expenses[6]	1.32%	1.37%	1.43%	1.46%	1.44%	1.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.30%	1.35%	1.38%	1.36%	1.37%

Portfolio turnover rate	35%	43%	37%	59%	82%	204%	[7]

50      OPPENHEIMER GLOBAL ALLOCATION FUND

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.32%
Year Ended October 31, 2014	1.38%
Year Ended October 31, 2013	1.44%
Year Ended October 31, 2012	1.46%
Year Ended October 31, 2011	1.44%
Year Ended October 29, 2010	1.37%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:.

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026

See accompanying Notes to Consolidated Financial Statements.

51      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$16.86	$16.76	$14.30	$14.43	$14.73	$12.77

Income (loss) from investment operations:
Net investment income[2]	0.06	0.13	0.19	0.20	0.23	0.06
Net realized and unrealized gain (loss)	0.57	0.21	2.34	(0.02)	(0.41)	1.91

Total from investment operations	0.63	0.34	2.53	0.18	(0.18)	1.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.24)	(0.07)	(0.31)	(0.12)	(0.01)

Net asset value, end of period	$17.41	$16.86	$16.76	$14.30	$14.43	$14.73

Total Return, at Net Asset Value[3]	3.82%	2.05%	17.72%	1.36%	(1.25)%	15.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,952	$56,317	$84,161	$102,131	$145,291	$277,243

Average net assets (in thousands)	$48,720	$69,381	$91,497	$119,580	$224,604	$309,274

Ratios to average net assets:[4,5]
Net investment income	0.70%	0.79%	1.24%	1.46%	1.52%	0.46%
Total expenses[6]	2.07%	2.21%	2.42%	2.41%	2.43%	2.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.09%	2.22%	2.20%	2.21%	2.18%

Portfolio turnover rate	35%	43%	37%	59%	82%	204%	[7]

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	2.07%
Year Ended October 31, 2014	2.22%
Year Ended October 31, 2013	2.43%
Year Ended October 31, 2012	2.41%
Year Ended October 31, 2011	2.43%
Year Ended October 29, 2010	2.33%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:.

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026

See accompanying Notes to Consolidated Financial Statements.

52      OPPENHEIMER GLOBAL ALLOCATION FUND

Class C	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$16.88	$16.78	$14.31	$14.44	$14.73	$12.77

Income (loss) from investment operations:
Net investment income[2]	0.06	0.14	0.22	0.22	0.25	0.08
Net realized and unrealized gain (loss)	0.57	0.21	2.33	(0.03)	(0.40)	1.90

Total from investment operations	0.63	0.35	2.55	0.19	(0.15)	1.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.25)	(0.08)	(0.32)	(0.14)	(0.02)

Net asset value, end of period	$17.43	$16.88	$16.78	$14.31	$14.44	$14.73

Total Return, at Net Asset Value[3]	3.79%	2.10%	17.90%	1.45%	(1.08)%	15.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$260,309	$262,594	$281,444	$267,392	$313,963	$363,252

Average net assets (in thousands)	$259,433	$275,145	$273,813	$284,820	$350,372	$366,311

Ratios to average net assets:[4,5]
Net investment income	0.73%	0.83%	1.39%	1.58%	1.64%	0.57%
Total expenses[6]	2.06%	2.12%	2.14%	2.17%	2.15%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	2.05%	2.06%	2.09%	2.07%	2.08%

Portfolio turnover rate	35%	43%	37%	59%	82%	204%	[7]

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	2.06%
Year Ended October 31, 2014	2.13%
Year Ended October 31, 2013	2.15%
Year Ended October 31, 2012	2.17%
Year Ended October 31, 2011	2.15%
Year Ended October 29, 2010	2.08%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:.

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026

See accompanying Notes to Consolidated Financial Statements.

53      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$17.41	$17.25	$14.69	$14.98

Income (loss) from investment operations:
Net investment income[2]	0.16	0.32	0.34	0.37
Net realized and unrealized gain (loss)	0.60	0.24	2.48	(0.53)

Total from investment operations	0.76	0.56	2.82	(0.16)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.40)	(0.26)	(0.13)

Net asset value, end of period	$17.99	$17.41	$17.25	$14.69

Total Return, at Net Asset Value[3]	4.40%	3.32%	19.35%	(1.04)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$670	$3,031	$775	$10

Average net assets (in thousands)	$1,086	$1,075	$147	$10

Ratios to average net assets:[4,5]
Net investment income	1.79%	1.90%	2.01%	3.78%
Total expenses[6]	0.87%	0.94%	0.92%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.87%	0.84%	0.89%

Portfolio turnover rate	35%	43%	37%	59%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	0.87%
Year Ended October 31, 2014	0.95%
Year Ended October 31, 2013	0.93%
Period Ended October 31, 2012	0.94%

See accompanying Notes to Consolidated Financial Statements.

54      OPPENHEIMER GLOBAL ALLOCATION FUND

Class R	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$17.15	$17.01	$14.48	$14.60	$14.86	$12.87

Income (loss) from investment operations:
Net investment income[2]	0.11	0.23	0.29	0.29	0.32	0.14
Net realized and unrealized gain (loss)	0.58	0.20	2.38	(0.04)	(0.39)	1.93

Total from investment operations	0.69	0.43	2.67	0.25	(0.07)	2.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.29)	(0.14)	(0.37)	(0.19)	(0.08)

Net asset value, end of period	$17.72	$17.15	$17.01	$14.48	$14.60	$14.86

Total Return, at Net Asset Value[3]	4.06%	2.56%	18.52%	1.86%	(0.55)%	16.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,126	$39,483	$43,683	$44,700	$56,284	$69,338

Average net assets (in thousands)	$38,814	$42,159	$44,174	$50,331	$63,592	$71,783

Ratios to average net assets:[4,5]
Net investment income	1.23%	1.33%	1.86%	2.05%	2.12%	1.03%
Total expenses[6]	1.56%	1.63%	1.68%	1.70%	1.67%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.51%	1.56%	1.60%	1.62%	1.59%	1.61%

Portfolio turnover rate	35%	43%	37%	59%	82%	204%	[7]

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.56%
Year Ended October 31, 2014	1.64%
Year Ended October 31, 2013	1.69%
Year Ended October 31, 2012	1.70%
Year Ended October 31, 2011	1.67%
Year Ended October 29, 2010	1.61%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:.

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026

See accompanying Notes to Consolidated Financial Statements.

55      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$17.42	$17.26	$14.69	$14.80	$15.07	$13.05

Income (loss) from investment operations:
Net investment income[2]	0.15	0.32	0.40	0.38	0.42	0.23
Net realized and unrealized gain (loss)	0.58	0.22	2.41	(0.03)	(0.42)	1.95

Total from investment operations	0.73	0.54	2.81	0.35	0.00	2.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.38)	(0.24)	(0.46)	(0.27)	(0.16)

Net asset value, end of period	$17.99	$17.42	$17.26	$14.69	$14.80	$15.07

Total Return, at Net Asset Value[3]	4.26%	3.17%	19.26%	2.53%	(0.04)%	16.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,132	$40,652	$37,264	$31,958	$36,291	$35,843

Average net assets (in thousands)	$41,222	$39,075	$33,958	$33,356	$38,475	$35,361

Ratios to average net assets:[4,5]
Net investment income	1.72%	1.86%	2.47%	2.65%	2.70%	1.64%
Total expenses[6]	1.07%	1.09%	1.06%	1.09%	1.11%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.02%	0.98%	1.01%	1.03%	1.01%

Portfolio turnover rate	35%	43%	37%	59%	82%	204%	[7]

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.07%
Year Ended October 31, 2014	1.10%
Year Ended October 31, 2013	1.07%
Year Ended October 31, 2012	1.09%
Year Ended October 31, 2011	1.11%
Year Ended October 29, 2010	1.01%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:.

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026

See accompanying Notes to Consolidated Financial Statements.

56      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS April 30, 2015 Unaudited

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures,

57      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At April 30, 2015, the Fund owned 2,921 shares with net assets of $14,634,389.

Other financial information at April 30, 2015:

Total market value of investments	$—
Net assets	$14,634,389
Net income (loss)	$(67,638)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.

58      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Significant Accounting Policies (Continued)

Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities

59      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

(typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended October 31, 2014, the Fund utilized $57,021,311 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$324,304,938
2017	410,473,446

Total	$734,778,384

As of April 30, 2015, it is estimated that the capital loss carryforwards would be $657,611,489 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2015, it is estimated that the Fund will utilize $77,166,895 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

60      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Significant Accounting Policies (Continued)

purposes as of April 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,421,452,236
Federal tax cost of other investments	360,075,630

Total federal tax cost	$1,781,527,866

Gross unrealized appreciation	$263,331,090
Gross unrealized depreciation	(80,378,252)

Net unrealized appreciation	$182,952,838

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price

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3. Securities Valuation (Continued)

obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of April 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$97,450,114	$110,763,619	$—	$208,213,733
Consumer Staples	43,331,709	62,434,195	—	105,765,904
Energy	22,378,796	18,224,403	—	40,603,199
Financials	93,278,946	96,702,134	4	189,981,084
Health Care	113,375,337	54,953,027	—	168,328,364
Industrials	55,849,600	106,784,839	—	162,634,439
Information Technology	141,348,340	109,667,267	—	251,015,607
Materials	7,426,931	26,549,695	352	33,976,978
Telecommunication Services	7,856,965	26,712,359	—	34,569,324
Utilities	2,967,778	—	—	2,967,778
Preferred Stocks	276,190	12,238,142	—	12,514,332
Rights, Warrants and Certificates	64,307	—	—	64,307
Non-Convertible Corporate Bonds and Notes	—	184,703,046	18	184,703,064
Corporate Loans	—	8,024,976	1,631	8,026,607
Exchange-Traded Options Purchased	8,631,000	2,770,428	—	11,401,428
Investment Companies	24,733,841	168,151,104	—	192,884,945

Total Investments, at Value	618,969,854	988,679,234	2,005	1,607,651,093
Other Financial Instruments:
Futures contracts	4,432,780	—	—	4,432,780

Total Assets	$623,402,634	$988,679,234	$2,005	$1,612,083,873

Liabilities Table
Other Financial Instruments:
Options written, at value	$(3,267,000)	$—	$—	$(3,267,000)
Futures contracts	(6,093,576)	—	—	(6,093,576)

Total Liabilities	$(9,360,576)	$—	$—	$(9,360,576)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

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4. Investment and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investment and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of April 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,100,344
Sold securities	2,139,640

Restricted Securities. As of April 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

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4. Investment and Risks (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of April 30, 2015 is as follows:

Cost	$1,168,022
Market Value	$569,974
Market value as % of Net Assets	0.03%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended April 30, 2015, the Fund had daily average contract amounts on forward contracts to buy of $17,389.91.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the six months ended April 30, 2015, the Fund had an ending monthly average market value of $485,460,527 and $259,189,558 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

The Fund has purchased put options on volatility indexes to decrease exposure to volatility risk. A purchased put option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

During the six months ended April 30, 2015, the Fund had an ending monthly average market value of $3,837,739 and $4,084,819 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the six months ended April 30, 2015, the Fund had an ending monthly average market value of $14,286 and $864,857 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended April 30, 2015 was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2014	1,000	$996,962
Options written	758,349	14,941,345
Options closed or expired	(3,500)	(2,239,362)
Options exercised	(754,349)	(12,019,005)

Options outstanding as of April 30, 2015	1,500	$1,679,940

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

As of April 30, 2014, the Fund had no such total return swap agreements outstanding. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of April 30 2015, the Fund has required certain counterparties to post collateral of $2,858,312.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of April 30, 2015:

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts	Variation margin receivable	$2,253,160 *	Variation margin payable	$469,761 *
Forward currency exchange contracts			Variation margin payable	755,136 *
Interest rate contracts			Variation margin payable	338,508 *
Equity contracts	Investments, at value	10,113,618 **	Options written, at value	3,267,000
Forward currency exchange contracts	Investments, at value	1,287,810 **

Total		$13,654,588		$4,830,405

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Equity contracts	$(5,866,527)	$2,239,362	$(24,969,882)	$—	$(213,627)	$(28,810,674)
Forward currency exchange contracts	1,035,000	—	4,106,065	12,977	—	5,154,042
Interest rate contracts	—	—	6,336,748	—	—	6,336,748
Volatility contracts	(742,656)	—	203,141	—	—	(539,515)

Total	$(5,574,183)	$2,239,362	$(14,323,928)	$12,977	$(213,627)	$(17,859,399)

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Total
Equity contracts	$(1,010,956)	$(1,984,022)	$22,195,854	$—	$19,200,876
Forward currency exchange contracts	520,110	—	(5,576,046)	(11,914)	(5,067,850)
Interest rate contracts	—	—	677,525	—	677,525
Volatility contracts	1,001,128	—	189,965	—	1,191,093

Total	$510,282	$(1,984,022)	$17,487,298	$(11,914)	$16,001,644

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	2,061,275	$36,257,657	4,725,514	$81,989,635
Dividends and/or distributions reinvested	548,706	9,327,482	1,361,783	23,274,224
Redeemed	(5,735,559)	(100,672,607)	(11,997,612)	(208,095,711)

Net decrease	(3,125,578)	$(55,087,468)	(5,910,315)	$(102,831,852)

Class B
Sold	7,014	$122,874	64,944	$1,090,813
Dividends and/or distributions reinvested	14,556	237,988	65,832	1,089,088
Redeemed	(894,644)	(15,179,169)	(1,812,134)	(30,522,431)

Net decrease	(873,074)	$(14,818,307)	(1,681,358)	$(28,342,530)

Class C
Sold	542,562	$9,277,662	1,181,122	$19,864,976
Dividends and/or distributions reinvested	70,132	1,147,358	219,806	3,642,988
Redeemed	(1,233,051)	(20,978,881)	(2,616,808)	(44,059,338)

Net decrease	(620,357)	$(10,553,861)	(1,215,880)	$(20,551,374)

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6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class I
Sold	2,627	$46,127	151,132	$2,581,973
Dividends and/or distributions reinvested	452	7,685	1,121	19,184
Redeemed	(139,911)	(2,441,023)	(23,126)	(400,557)

Net increase (decrease)	(136,832)	$(2,387,211)	129,127	$2,200,600

Class R1
Sold	156,669	$2,718,577	279,679	$4,768,684
Dividends and/or distributions reinvested	15,477	258,269	41,128	691,463
Redeemed	(265,699)	(4,568,054)	(587,624)	(10,023,450)

Net decrease	(93,553)	$(1,591,208)	(266,817)	$(4,563,303)

Class Y
Sold	213,161	$3,742,641	566,540	$9,836,794
Dividends and/or distributions reinvested	20,623	350,708	45,107	771,596
Redeemed	(226,064)	(3,974,120)	(436,944)	(7,571,308)

Net increase	7,720	$119,229	174,703	$3,037,082

1. Effective July 1, 2014 Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$540,454,647	$656,718,660

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the six months ended April 30, 2015 was 0.78% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,642
Payments Made to Retired Trustees	99,624
Accumulated Liability as of April 30, 2015	489,603

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds

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8. Fees and Other Transactions with Affiliates (Continued)

selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2015	$143,207	$—	$25,763	$4,846	$4

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended April 30, 2015, the Manager waived $57,554.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the six months ended April 30, 2015, the Manager waived fees and/or reimbursed the Fund $346,612 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowing and Other Financing

Securities Lending. The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees, or interest on cash or securities received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount of at least 102% of the market value of the loaned U.S. securities, and at least 105% of the market value of loaned foreign securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the change in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of April 30, 2015 the Fund had no securities on loan.

10. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims

80      OPPENHEIMER GLOBAL ALLOCATION FUND

10. Pending Litigation (Continued)

under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES

TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

82      OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Benjamin H. Rockmuller, Vice President
Alessio de Longis, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

83      OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

84      OPPENHEIMER GLOBAL ALLOCATION FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

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This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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RS0257.001.0415 June 25, 2015

Semiannual Report 4/30/2015

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Flexible Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	HFRI Fund Weighted Composite Index
6-Month	1.57%	-4.27%	4.40%	3.64%
1-Year	3.56	-2.40	12.98	5.20
5-Year	3.23	2.01	14.33	4.43
10-Year	3.84	3.23	8.32	5.51

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.57% for the six-month reporting period ending 4/30/15. The Fund underperformed its benchmark, the HFRI Fund Weighted Composite Index, which returned 3.64% during the same period. The Fund also underperformed its peers in the Morningstar Multialternative category, which produced an average return of 2.25%. Our Long/Short Equity strategy (called Equity Hedge in the Fund’s prospectus dated February 27, 2015) was the largest contributor to performance during the period followed by the Long/Short Credit strategy. In fact, the Long/Short Equity strategy, which consists of long and short positions in equities, generated a total return of 5.58%, outperforming the HFRI Long/Short Equity Index (which represents the long/short equity portion of the benchmark), by 176 basis points over the reporting period. (These long/short equity returns are reported gross of fees and before any cash allocation. We report these numbers separately to provide some insight into how this part of the Fund performed as compared to the equity portion of the benchmark. All other performance numbers are reported net of fees.) The Long/Short Global Macro strategy (called Global Macro in the Fund’s prospectus dated February 27, 2015) detracted from performance during the period.

The Fund offers the flexibility often associated with hedge funds while providing the daily liquidity and transparency benefits of a mutual fund. It seeks to provide investors with strong risk-adjusted returns that have low sensitivity to traditional market factors over the long term. The investment team’s process has an underlying value philosophy that combines bottom-up and top-down fundamental analysis for security selection and portfolio construction. The Fund is able to invest both long and short across distinct alternative investment strategies including Long/Short Equity, Long/Short Credit and Long/Short Global Macro (including currencies, interest rates, sovereigns and commodities), making the Fund truly flexible. Although many investors focus on the short-term outlook when considering potential investments, the Fund utilizes a long-term approach. We look at changing dynamics on both a macroeconomic and microeconomic basis over a multi-year time horizon to uncover investment opportunities which emerge from change.

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MARKET OVERVIEW

The Federal Reserve (“Fed”) ended its purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) under the most recent quantitative easing (“QE”) program in October 2014. This program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low, but a primary benefit to investors turned out to be its contribution to asset price inflation. As the end of the program approached, the market grew concerned about when and how quickly the Fed might raise interest rates. This led to a sharp decline in equities and a spike in volatility during September/October. In the closing months of 2014, the U.S. economy continued to grow at a faster pace than any other developed economy, and the unemployment rate continued to fall. Growth in the rest of the world remained subdued. In the Eurozone, the European Central Bank (“ECB”) adopted a number of policies designed to address persistently slow growth and the risk of deflation. For example, in early 2015, ECB President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of QE that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of that program had a significant impact on financial markets. European equities and bonds rallied while the euro started falling against the currencies of most major trading partners of the Eurozone. In Japan, which has been mired in economic weakness for years, the

Abe administration has adopted even more aggressive economic policies (“Abenomics”) with the Bank of Japan (“BoJ”) executing its own massive QE program. However, the results in these regions have not been particularly impressive so far. Inflation has remained well below target and economic growth has remained anemic in both the Eurozone and Japan.

One of the biggest surprises in the reporting period was the sharp rise in the U.S. dollar which started in mid-2014 as the market began to anticipate the end of QE3 and the resulting divergence of monetary policy in various countries. At the same time, commodities began falling, in part because a rising dollar makes commodities priced in U.S. dollars more expensive to foreign buyers. Oil came under significant pressure, with West Texas Intermediate (“WTI”) crude falling 58% to a low of $43.46 on 3/17/15. A combination of rising supply (principally from growing U.S. shale oil production), weak demand and a rising dollar put pressure on prices. Since then, WTI has rebounded 37% to $59.63 per barrel as of 4/30/15, but is still 43% below the high of $107.26 reached in June 2014.

The first quarter of 2015 was marked by cooling U.S. growth after the strong second half of 2014. In fact, GDP in the U.S. contracted 0.2% in the first quarter, marking the third time in the last five years that GDP was negative during that quarter (i.e., 2011, 2014 and 2015). The dollar continued to

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strengthen during the quarter against the currencies of most major trading partners of the U.S., which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind.

FUND REVIEW

Long/Short Equity Strategy. The top contributors to performance during the reporting period in the long equity component of the strategy were Cinemark Holdings and Juniper Networks. The top contributors in the short equity component of the strategy were Transocean and SanDisk. In contrast, the biggest detractors in the long equity component of the strategy were Quanta Services and Qualcomm, while the biggest detractors in the short equity component were Kohl’s Corp. and First Quantum Minerals.

Top Contributors in Long / Short Equity Strategy

Cinemark Holdings (CNK) is a global movie theater operator. Our long position in CNK contributed to performance during the period on the back of solid operational and financial performance that was due to a variety of factors. First, the company is in the midst of a fairly strong movie calendar for 2015, which is providing meaningful support to theatre attendance trends. Second, management continues to execute well in marketing concessions to customers and driving food and beverage revenue growth.

Third, despite the macro pressures in Latin America, management has been able to drive solid attendance and concessions performance in that region, and has been able to use pricing as a tool to offset inflationary pressures.

Juniper Networks (JNPR) develops networking products including routers, switches, network management software and security products. Our long position in JNPR contributed to performance as the company benefited from a combination of improving operations and a savvy capital allocation strategy. Regarding operational performance, the company has diversified its customer base into cable and cloud providers. This has allowed JNPR to deliver solid revenue results within the context of a weak Tier 1 service provider spending environment in early 2015. In addition, management continues to execute well on its aggressive share repurchase program. In this regard, the company has committed to return $4.1 billion of cash to shareholders during 2014-2016, and thus far has returned $2.7 billion. In the first quarter of 2015, JNPR repurchased $400 million of stock and management has committed to repurchasing an additional $600 million by the end of June. This represents a significant level of repurchases for a company with a market capitalization of approximately $11 billion, and has helped to support the share price.

Our short position in Transocean (RIG), a Swiss-based deep-water offshore driller, was

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a positive contributor to performance during the reporting period. The stock declined on the back of an 80% cut in the quarterly dividend (from $0.75 to $0.15/share) as the company sought to preserve its cash flow and balance sheet in light of a longer-than-expected downturn in the offshore rig market. The company is struggling to perform in an oversupplied market as demand continues to decline due to depressed oil prices. RIG has approximately 31% of its floater fleet coming up for contract renewal this year. At the same time, approximately 63% of its fleet is without contracts for 2016, which puts next year’s earnings at risk.

SanDisk (SNDK) designs and manufactures data storage solutions in a variety of form factors. Our short position contributed to performance in part because the company is facing a variety of headwinds. For example, the company is facing growing competitive pressure from vendors like Samsung which have taken share in a variety of SNDK’s end markets for NAND (short for “not and”) memory. Over the past several years, Samsung had faced challenges of its own in the area of next-generation 3D architectures. However, Samsung’s investments are now bearing fruit as that company has been able to price more competitively with products using this technology. In addition, SNDK has faced execution issues and has missed several demand shifts in the traditional enterprise SSD market. In recent years, the company has made acquisitions to address this market but its assets are not in sync with the demands from customers today.

Largest Detractors in Long / Short Equity Strategy

Quanta Services (PWR) is a pipeline and electric power engineering and construction company. Our long position in Quanta detracted from performance after the sharp drop in the oil price caused investors to reconsider potential risks in the company’s backlog as well as the future prospects for its oilfield construction business. Those concerns put pressure on the stock despite the fact that the company generates approximately 70% of its revenue from electric power and despite the company’s announcement of a material award of an electrical transmission project during the reporting period.

Qualcomm (QCOM) is a digital wireless communications equipment manufacturer. Our long position in QCOM also detracted from performance as the company faced headwinds after losing share in Samsung’s flagship smartphone franchise. While we believe QCOM should be able to compete to regain some of that business in 2016, the loss has impacted its results in calendar year 2015. In addition, the company is facing pressure on its semiconductor margins in China and elsewhere. We believe that results should improve as management develops and executes a cost-cutting plan to help support chip margins and as the company becomes more aggressive in buying back stock.

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Our short position in Kohl’s Corp. (KSS), a department store operator, detracted from performance during the period as well. The stock price has risen on the back of strong holiday sales and solid margins. KSS has also benefitted from its loyalty program, beauty department re-boot and easier year-over-year comparisons. While the department store industry has secular challenges that we believe should make KSS’s results volatile in the future, these initiatives coupled with management’s solid track record of capital allocation sent the shares higher for much of the last six months. We reduced our short position in the company early in the second quarter of 2015.

First Quantum (FM CN) is a Canadian-based copper miner with operations in Zambia. Our short position in the company detracted from performance. First Quantum benefitted from the Zambian government’s reversal of its January 2015 decision on a 20% royalty regime (based on revenues) back to the original structure of a 9% royalty plus 30% corporate tax (based on profits). In addition, the announcement of various Chinese monetary and fiscal policies (e.g., interest rate and reserve ratio requirement cuts) designed to support economic growth helped drive a 16% rebound in the price of copper from its January low. This combination of factors helped push the company’s share price higher.

Opportunistic Strategies. The Fund’s opportunistic strategies include Long/Short

Credit, Long/Short Global Macro and Relative Value. In terms of individual holdings, the top performers were our long position in senior loans through an investment in Oppenheimer Master Loan Fund, LLC, and our short positions in the euro and Australian dollar. The biggest detractors were our positions in a credit default swap (“CDS”) on Italian sovereign debt, our short position in Japanese Government Bonds and our call option on 10-year U.S. Treasuries.

Top Contributors in Opportunistic Strategies

Our long position in Oppenheimer Master Loan Fund, LLC contributed to performance during the period. Senior loans have recovered substantially from their trough in December as the dislocation driven by the collapse in energy prices has abated. This recovery makes good sense to us because senior loans to the energy sector represent a small percentage of both the loan market and the Master Loan Fund. Defaults remain low, senior loan yields are attractive and we continue to like the short duration and floating rate characteristics of this asset class. We also like the senior position in the capital structure which historically has led to strong recovery rates when credit issues have occurred.

Our long U.S. dollar / short euro position also contributed to performance. Growth in the Eurozone slowed during 2014 and deflationary pressures increased. In response,

7      OPPENHEIMER FLEXIBLE STRATEGIES FUND

the ECB renewed its commitment to stimulating both growth and inflation. In January 2015, the ECB announced the details of its QE program which commenced in March. The ECB plans to expand its balance sheet by €1.1 trillion through monthly purchases of €60 billion in sovereign and other debt. QE effectively adds liquidity and removes yielding assets from the market, which typically results in higher asset prices and a weaker currency. The projected size of the ECB’s program also exceeded market expectations. The euro fell over 11% versus the dollar during the first quarter of 2015 as the market started to discount the relative strength of the U.S. economy versus that of the Eurozone, plus relatively tighter monetary policy and an improving employment picture in the U.S. In our view, political risk remains high in the Eurozone with national elections being held this year in a number of countries. The next major election will be in Spain later this year. In addition, economic and financial conditions continue to deteriorate in Greece, with that country now seeking another emergency solution for its seemingly intractable debt problems. Despite receiving two bailouts over the last five years, Greece still faces the risk of default and is currently negotiating a third bailout in an effort to avoid potentially becoming the first member to exit the Eurozone.

Similarly, our long U.S. dollar/short Australian dollar position contributed to performance as well. A weakening Chinese economy reduced the growth prospects for

Australia’s resource-based export economy. In addition, major cutbacks in the mining sector (including production cuts, capital expenditures cuts, etc.) have hurt employment and are having negative ripple effects on the rest of the economy. These factors, combined with slowing economic growth, have caused the Australian central bank to reduce interest rates twice so far in 2015, while an improving economic outlook in the U.S. has raised the prospect of higher rates here. This divergence in monetary policy drove the U.S. dollar higher relative to the Australian dollar.

Largest Detractors in Opportunistic Strategies

In contrast, our CDS on the sovereign debt of Italy detracted from performance during the period. This is a functionally short credit position on Italy. The ECB’s aggressive QE program has increased demand for European government bonds, which has driven credit spreads lower in peripheral countries, thereby reducing the value of our CDS protection.

Similarly, our short position in Japanese Government Bonds was a detractor as well. Developed country interest rates declined in concert as the ECB’s QE program lowered rates in Europe and reduced the global supply of sovereign bonds, negatively impacting our short position. (These conditions have reversed as global rates have

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backed up sharply in the six weeks following the end of the reporting period.)

Finally, our call options on 10-year U.S. Treasuries also detracted from performance. We use this options position as a hedge against sharp moves lower in interest rates. When interest rates declined in early 2015, this position generated attractive returns, which offset losses in some of our positions that benefit from higher rates. During the second half of the reporting period, as the yield on the 10-year Treasury note climbed, this position hurt performance.

STRATEGY AND OUTLOOK

The macro environment remains complex and we continue to see numerous cross currents. While equities look interesting versus bonds in the mid to longer term, we see a shorter-term disconnect between the strong performance in equities, softness in earnings growth and negative earnings revisions. Simply put, the U.S. equity market moved meaningfully ahead of earnings growth in 2012-2014, and valuations climbed to the point where U.S. equities are no longer inexpensive, which means security selection really matters and volatility is likely to increase. (We have already started to see this with the S&P 500 Index moving 1% or more on an intraday basis for 18 of the 20 trading days in January, and with 10-year German bund yield backing up from 7.5 basis points to 98 basis points in the six weeks following the end of the reporting period.) Extremely accommodative monetary policy around the world has impacted all asset classes, including equities, and has been an important driver of rising asset prices during the last several years. This exceptional accommodation has continued in 2015 with at least 19 central banks cutting rates so far this year. Several of them have cut rates multiple times, including China and Australia (twice each) as well as India and Russia (three times each). Monetary policy in our view has been stretched quite thin.

In addition, numerous central banks have accelerated their existing QE efforts, including the BoJ, which did so on October 31 (the same day the Fed ended its purchases under QE3). The ECB has done so as well, and in the process has moved its balance sheet from contraction to expansion. More specifically, the size of the ECB’s balance sheet contracted in 2014 as numerous borrowers under the Long-Term Refinancing Operation program repaid their funds early. In March 2015, the ECB commenced its own QE program, which entails expanding its balance sheet by €1.1 trillion through monthly purchases of €60 billion in sovereign and other debt. For purposes of comparison, the Fed expanded its balance sheet by $1.1 trillion in 2013 and by $463 billion in 2014. Although the Fed has stopped purchases under its most recent program, the combination of the ECB’s new QE program and the BoJ’s acceleration of its existing QE program will more than make up for the cessation of the Fed’s purchases, further adding to global liquidity. In other words, we

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expect total global QE in 2015 to be greater than it was in 2014. However, we do not expect this year-on-year acceleration in QE to continue in 2016-2017.

Under these circumstances, we believe that any normalization of rates and/or the withdrawal of central bank stimulus could pressure risk asset prices significantly. We are starting to see that dynamic unfold in the U.S., with many asset classes (e.g., S&P 500, real estate, REITs, MLPs) underperforming their global peers or generating negative returns year to date following the Fed’s conclusion of asset purchases under QE3. We also believe that there is more risk lurking beneath the surface of the market than many investors recognize, but it has been masked by unusually accommodative monetary policy, unusually low interest rates, unusually low volatility and adequate market liquidity.

More broadly, Treasury rates were range bound during the reporting period with yields oscillating between 1.6% and 2.4%. In the six weeks since the end of the reporting period, global rates have backed up sharply, led by the 10-year German bund, where the yield rose from 7.5 basis points (on 4/20/15) to 98 basis points (on 6/10/15). This move higher in rates across developed markets has allowed U.S. rates to back up as well, with the 10-year Treasury yield rising from 1.89% to 2.48% over the same seven week period. Despite the recent volatility in rates, yields remain quite low on a historical basis. In the longer run, however, we do not believe rates this low are sustainable. Although the U.S. economy expanded at just 2.4% in 2014, that growth rate was extremely attractive compared to other developed markets around the world. The yield on the 10-year Treasury at 2.03% (as of 4/30/15) was also an order of magnitude higher than those in other parts of the developed world, with yields on 10-year German Bunds and 10-year Japanese Government Bonds at 0.36% and 0.34%, respectively, on that date. Japan is becoming more desperate as consumption falls and evidence mounts that Abenomics is not working. That policy was designed to revive the Japanese economy with “three arrows.” The third arrow in the quiver—meaningful structural reform—is proving to be a significant challenge. The Japanese economy just emerged from its fourth recession in six years in late 2014. The economy has not bounced back as expected from an increase in the consumption tax. The rate of basic wage growth in Japan was recently revised down and was actually negative year-over-year for 2014, and the most recent reading shows that inflation is running at 0% in that country, well below the BoJ’s target of 2%. In our view, early evidence that the market is becoming disillusioned with Abenomics has centered on a weakening yen, which has started breaking out to the downside and making 13-year lows against the U.S. dollar. Additional evidence will likely involve investors’ loss of faith in the supposed omnipotence of the BoJ and the efficacy of its continuing QE efforts. This could eventually

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lead investors to be less responsive to central bank talk and require more actions.

Against this backdrop, growth in parts of Europe is stagnating with numerous countries facing the continuing risk of deflation. Precisely because growth is so slow in the Eurozone, the ECB has now implemented its own form of QE six years after the U.S. first went down that path. Its recent Targeted Long Term Refinancing Operation program has not proved to be particularly effective thus far in restarting lending by banks. We believe the ECB’s acceleration of QE and its balance sheet expansion could help inflate risk asset prices in the near term, which is precisely what occurred during the first 3 1⁄2 months of 2015. More recently, the European equity markets have retraced some of their gains as inflation expectations climbed, interest rates backed up and U.S. economic growth slowed. In our view, the real impediment to Eurozone growth is the lack of meaningful structural reform over the past six years. Moreover, geopolitical risk remains elevated with elections this year in Germany and Spain, and with Greece at risk of becoming the first member to exit the Eurozone.

Thus far in 2015, central banks around the world have resorted to more aggressive policy, including a constant parade of surprise interest rate cuts. In this regard, the Swiss National Bank surprised the market in January by removing the franc’s cap against the euro after having recently reiterated its commitment to that cap. Partly as a result, 10-year Swiss bonds had a nominal yield of 0.01% as of 4/30/15. German bunds recently had negative nominal yields several years out on the interest rate curve, as did sovereign debt in Sweden, Switzerland and Denmark. Increasingly across parts of Europe, zero interest rate policies have morphed into negative interest rate policies. In contrast, the Fed ended its latest QE program in October, which has helped to send the dollar steadily higher against many major currencies. Partly as a result of this, as well as issues specific to the various regions in question, we hold positions that are long the U.S. dollar and short other currencies. We believe this relative divergence in monetary policy could ultimately feed through to interest rates. For some time now, moves that historically could have occurred in the rates markets have been pushed to the currency markets due to the central banks’ aggressive monetary policies holding rates low.

We believe the U.S. economy still has attractive growth potential in certain areas. A variety of changes in technology could create a host of winners and losers, and could drive growth for companies that are able to successfully implement and harness the power of new technologies. There are pockets of innovation in different industries, including pharmaceuticals. In addition we believe the development of low cost shale oil and natural gas can have positive ripple effects through other parts of the economy.

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Our positions in chemical producers are partly a play on the differentiated costs of feedstock that result from cheap and abundant natural gas in the U.S. versus more scarce and expensive oil in Europe and elsewhere. This advantage still holds true even in a lower oil price scenario as we have seen in the last several quarters. Nonetheless, we are mindful that U.S. equity valuations are pushing up against the edge of bubble territory after several years when S&P 500 performance ran well ahead of earnings growth, leading to significant multiple expansion. In the last several months, earnings estimates have come down while the S&P 500 has moved marginally higher, further stretching valuations. In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher P/E multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000. Furthermore, volatility has been artificially restrained by highly accommodative monetary policy, and could pick up again on a more sustained basis now that the Fed has ended its purchases under QE3 and is preparing to raise short-term rates for the first time in eight years. In the past few years, whenever equities sold off, buyers typically stepped in quickly because valuations were still relatively attractive. Since valuations are less attractive today, selloffs could be steeper and it could take longer for buyers to appear. Moreover, banking regulations are significantly stricter, the fixed income markets are a lot less liquid, and banks are taking on much less risk. Under these circumstances, we believe that any softness in the markets could lead to more volatility on the fixed income side than we have seen in recent years.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a low return world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk will be of greater value to investors in a low return world, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA
Portfolio Manager

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Portfolio Positioning

LONG/SHORT CREDIT STRATEGY ALLOCATIONS
	Long	Short	Net
Bank Loans	13.2%	—	13.2%
Non-Agency CMOs	8.6%	—	8.6%
Asset Backed Securities	7.1%	—	7.1%
Non-Convertible Bonds	3.3%	—	3.3%
Non-Convertible Preferred Stocks	2.6%	—	2.6%
Bond Futures	—	-1.2%	-1.2%

LONG/SHORT EQUITY STRATEGY ALLOCATIONS
	Long	Short	Net
Common Stocks	50.0%	-23.0%	27.0%
Equity Total Return Swaps	1.1%	—	1.1%
Equity/Credit Structured Notes	0.8%	—	0.8%
Convertible Bonds	0.4%	—	0.4%
Private Securities	0.1%	—	0.1%
Currency Forwards	0.2%	-3.7%	-3.4%

LONG/SHORT GLOBAL MACRO STRATEGY ALLOCATIONS
	Long	Short	Net
Credit Default Swaps	—	-12.0%	-12.0%
Swaptions	—	-8.9%	-8.9%
Bond Futures	—	-7.7%	-7.7%
Currency Forwards	—	-5.1%	-5.1%
Commodity Futures	3.3%	—	3.3%

RELATIVE VALUE STRATEGY ALLOCATIONS
	Long	Short	Net
Credit Default Swaps	3.2%	-5.9%	-2.8%
Bank Loans	2.5%	—	2.5%

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TOTAL PORTFOLIO ALLOCATIONS
	Long	Short	Net
Long/Short Credit	34.9%	-1.2%	33.7%
Long/Short Equity	52.6%	-26.7%	25.9%
Long/Short Global Macro	3.3%	-33.8%	-30.5%
Relative Value	5.7%	-5.9%	-0.2%
Total Portfolio	124.8%	-67.5%	57.3%

Portfolio holdings and allocations are dollar-weighted based on assets and are subject to change. Holdings exclude cash and cash equivalents. As of 4/30/2015, the Fund held 21.9% of total net assets in collateral cash and 6.5% of total net assets in net cash. Totals may not equal individual weights due to rounding. Percentages are as of April 30, 2015. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Note that “Long/Short Equity” is referred to as “Equity Hedge” and “Long/Short Global Macro” is referred to as “Global Macro” in the Fund’s prospectus dated February 27, 2015.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	1.57%	3.56%	3.23%	3.84%
Class B (QOPBX)	9/1/93	1.21%	2.81%	2.35%	3.34%
Class C (QOPCX)	9/1/93	1.20%	2.79%	2.45%	3.06%
Class I (QOPIX)	2/28/13	1.80%	4.04%	6.53% *	N/A
Class R (QOPNX)	3/1/01	1.45%	3.31%	2.92%	3.51%
Class Y (QOPYX)	12/16/96	1.67%	3.80%	3.51%	4.09%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/15
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVOPX)	1/3/89	-4.27%	-2.40%	2.01%	3.23%
Class B (QOPBX)	9/1/93	-3.79%	-2.19%	1.99%	3.34%
Class C (QOPCX)	9/1/93	0.20%	1.79%	2.45%	3.06%
Class I (QOPIX)	2/28/13	1.80%	4.04%	6.53% *	N/A
Class R (QOPNX)	3/1/01	0.45%	2.31%	2.92%	3.51%
Class Y (QOPYX)	12/16/96	1.67%	3.80%	3.51%	4.09%
*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the HFRI Fund Weighted Composite Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in U.S. Dollars and have a minimum of $50

15      OPPENHEIMER FLEXIBLE STRATEGIES FUND

million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index’s returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. As a result, the HFRI Fund Weighted Composite Index returns shown may differ from the same Index’s returns for the same period published elsewhere. If subsequent recalculations cause the Index’s returns to change, the Fund does not expect to update the Index returns. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

16      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Actual	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During 6 Months Ended April 30, 2015
Class A	$1,000.00	$1,015.70	$11.05
Class B	1,000.00	1,012.10	14.82
Class C	1,000.00	1,012.00	14.82
Class I	1,000.00	1,018.00	8.84
Class R	1,000.00	1,014.50	12.31
Class Y	1,000.00	1,016.70	9.90

Hypothetical (5% return before expenses)
Class A	1,000.00	1,013.88	11.04
Class B	1,000.00	1,010.17	14.81
Class C	1,000.00	1,010.17	14.81
Class I	1,000.00	1,016.07	8.84
Class R	1,000.00	1,012.65	12.30
Class Y	1,000.00	1,015.03	9.89

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2015 are as follows:

Class	Expense Ratios
Class A	2.20%
Class B	2.95
Class C	2.95
Class I	1.76
Class R	2.45
Class Y	1.97

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

	Shares	Value
Common Stocks—48.9%
Consumer Discretionary—5.6%
Hotels, Restaurants & Leisure—0.9%
Brinker International, Inc.[1]	130,896	$7,247,711

Media—2.1%
Cinemark Holdings, Inc.[1]	258,630	11,025,397
DISH Network Corp., Cl. A2	86,115	5,826,541

		16,851,938
Multiline Retail—2.6%
Macy’s, Inc.	207,300	13,397,798
Target Corp.	98,660	7,777,368

		21,175,166
Consumer Staples—2.3%
Beverages—0.6%
Coca-Cola Co. (The)[1]	120,770	4,898,431

Tobacco—1.7%
Altria Group, Inc.[1]	163,201	8,168,210
Philip Morris International, Inc.	69,500	5,801,165

		13,969,375
Energy—3.2%
Energy Equipment & Services—0.5%
Schlumberger Ltd.	44,050	4,167,571

Oil, Gas & Consumable Fuels—2.7%
Canadian Natural Resources Ltd.	69,520	2,310,034
Chevron Corp.	37,800	4,198,068
ConocoPhillips	74,750	5,077,020
EOG Resources, Inc.	43,720	4,326,094
Noble Energy, Inc.	61,590	3,123,845
Valero Energy Corp.[1]	47,470	2,701,043

		21,736,104
Financials—8.1%
Commercial Banks—2.2%
Citigroup, Inc.[1]	94,850	5,057,402
JPMorgan Chase & Co.	91,500	5,788,290
M&T Bank Corp.	39,640	4,743,719
Wells Fargo & Co.	36,590	2,016,109

		17,605,520
Insurance—2.3%
ACE Ltd.	96,570	10,332,024
Allstate Corp. (The)[1]	57,750	4,022,865
Unum Group	120,800	4,126,528

		18,481,417

Real Estate Investment Trusts (REITs)—3.6%
American Assets Trust, Inc.	60,788	2,419,363
Blackstone Mortgage Trust, Inc., Cl. A1	251,870	7,739,965

19      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Macerich Co. (The)	47,070	$3,848,443
Starwood Property Trust, Inc.[1]	634,000	15,222,340

		29,230,111
Health Care—8.1%
Health Care Equipment & Supplies—1.2%
Baxter International, Inc.[1]	109,000	7,492,660
Medtronic plc	36,328	2,704,620

		10,197,280
Health Care Providers & Services—2.3%
Express Scripts Holding Co.[2]	24,260	2,096,064
HCA Holdings, Inc.[2]	20,000	1,480,200
UnitedHealth Group, Inc.	101,130	11,265,882
Universal Health Services, Inc., Cl. B	31,000	3,625,450

		18,467,596

Pharmaceuticals—4.6%
Actavis plc[2]	35,660	10,086,788
Merck & Co., Inc.[1]	142,770	8,503,381
Novartis AG, ADR	90,500	9,212,900
Roche Holding AG	32,500	9,361,285

		37,164,354
Industrials—8.2%
Aerospace & Defense—3.4%
Honeywell International, Inc.[1]	149,330	15,070,384
Lockheed Martin Corp.	20,730	3,868,218
Northrop Grumman Corp.	54,850	8,449,094

		27,387,696
Airlines—0.3%
United Continental Holdings, Inc.[2]	40,506	2,419,828
Commercial Services & Supplies—1.6%
Republic Services, Inc., Cl. A	204,120	8,293,395
Tyco International plc[1]	105,620	4,159,316

		12,452,711
Construction & Engineering—1.5%
Quanta Services, Inc.[1,2]	425,000	12,286,750

Machinery—0.6%
Flowserve Corp.	80,850	4,732,151

Trading Companies & Distributors—0.8%
AerCap Holdings NV2	140,901	6,577,259

Information Technology—6.3%
Communications Equipment—3.0%
Juniper Networks, Inc.[1]	345,790	9,139,229
QUALCOMM, Inc.[1]	143,160	9,734,880

20      OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Shares	Value
Communications Equipment (Continued)
Telefonaktiebolaget LM Ericsson, Cl. B	520,000	$5,698,223

		24,572,332
Internet Software & Services—1.4%
Google, Inc., Cl. A1,2	12,310	6,755,359
Google, Inc., Cl. C2	7,771	4,175,669

		10,931,028
Semiconductors & Semiconductor Equipment—0.8%
Xilinx, Inc.	152,000	6,590,720

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.[1]	69,386	8,683,658
Materials—3.0%
Chemicals—2.7%
Celanese Corp., Series A	80,700	5,355,252
LyondellBasell Industries NV, Cl. A	90,589	9,377,773
Methanex Corp.	120,000	7,225,200

		21,958,225
Containers & Packaging—0.3%
Sonoco Products Co.	46,000	2,055,740

Telecommunication Services—1.9%
Diversified Telecommunication Services—1.9%
BCE, Inc.	302,460	13,341,511
Verizon Communications, Inc.	45,445	2,292,246

		15,633,757
Utilities—2.2%
Electric Utilities—1.9%
Edison International	156,050	9,509,687
PPL Corp.[1]	182,394	6,206,868

		15,716,555
Multi-Utilities—0.3%
CMS Energy Corp.	58,350	1,979,815

Total Common Stocks (Cost $318,787,520)		395,170,799

Preferred Stocks—2.6%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,296,175
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,687,500
U.S. Bancorp, 6% Non-Cum., Series G, Non-Vtg.[3]	300,000	8,100,000

Total Preferred Stocks (Cost $20,387,099)		21,083,675

	Principal Amount
Asset-Backed Securities—9.8%
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.452%, 6/15/32[3,4]	$24,695,008	20,565,341
Series 2007-1A, Cl. G2, 0.462%, 6/15/32[3,4]	7,037,815	6,034,926
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.482%, 9/15/41[3,4]	29,803,659	22,203,726

21      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.671%, 6/25/35[3]	$5,500,000	$4,511,276
Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 0.661%, 8/25/35[3]	5,000,000	4,665,250
RAMP Trust, Series 2006-EFC1, Cl. M2, 0.581%, 2/25/36[3]	5,490,000	4,518,402
Saxon Asset Securities Trust, Series 2007-3, Cl. 2A4, 0.671%, 9/25/47[3]	7,595,000	5,186,284
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.501%, 5/25/37[3,5]	13,129,094	12,000,753

Total Asset-Backed Securities (Cost $71,704,525)		79,685,958

Mortgage-Backed Obligations—5.9%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 0.819%, 4/25/34[3]	3,558,338	2,986,335
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.961%, 6/25/35[3]	4,000,000	3,700,476
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 1.974%, 11/25/34[3]	6,273,403	5,733,420
First NLC Trust, Series 2005-4, Cl. A4, 0.571%, 2/25/36[3]	11,003,000	9,466,805
Home Equity Asset Trust, Series 2005-5, Cl. M2, 0.691%, 11/25/35[3]	1,888,088	1,756,052
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 0.671%, 8/25/35[3]	1,298,061	1,190,959
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.667%, 4/21/34[3]	604,900	619,312
RAMP Trust:
Series 2005-RS2, Cl. M4, 0.901%, 2/25/35[3]	4,469,000	4,023,293
Series 2005-RS6, Cl. M2, 0.691%, 6/25/35[3]	944,044	927,178
Series 2006-NC3, Cl. A3, 0.451%, 3/25/36[3]	16,698,000	13,875,855
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A3, 0.631%, 5/25/37[3,5]	4,486,000	3,338,858

Total Mortgage-Backed Obligations (Cost $36,324,408)		47,618,543

Non-Convertible Corporate Bonds and Notes—3.3%
Appvion, Inc., 9% Sec. Nts., 6/1/20[5]	755,000	498,300
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[3,6]	999,000	781,717
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	14,000,000	14,126,000
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[3,6]	11,000,000	11,013,750

Total Non-Convertible Corporate Bonds and Notes (Cost $25,820,871)		26,419,767

Convertible Corporate Bond and Note—0.4%
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27 (Cost $3,000,000)	3,000,000	3,129,375

Corporate Loans—1.5%
Consumer Discretionary—0.9%
Automobiles—0.0%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/49[3]	647,381	1,942

22      OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Principal Amount	Value
Distributors—0.2%
Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[3,7]	$302,400	$309,204
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[3,7]	56,700	44,566
Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/24/21[3,7]	560,000	562,994

		916,764
Hotels, Restaurants & Leisure—0.0%
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 10/1/21[3]	184,758	186,849
Leisure Products—0.0%
Playa Resorts Holding BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/9/19[3]	186,165	186,631
Media—0.7%
Acosta Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/26/21[3]	758	758
Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/26/21[3,7]	110,000	110,685
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.50%, 7/2/19[3,7]	629,221	639,131
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[3,7]	4,350,000	4,354,350
Project Sunshine IV Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 9/23/19[3]	4,738	4,738
Tech Finance & Co. SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/11/20[3,7]	222,670	224,862

		5,334,524
Specialty Retail—0.0%
National Vision, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/5/21[3]	140,019	139,581
Financials—0.0%
Commercial Banks—0.0%
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/11/22[3,7]	215,460	217,749
Health Care—0.2%
Health Care Equipment & Supplies—0.2%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 4/14/22[3,7]	305,000	305,000
ADMI Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/31/25[3,7]	70,000	70,481
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 4/1/22[3,7]	277,452	277,849
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[3]	25,956	26,243

23      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Concordia Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/30/22[3,7]	$83,160	$83,922
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/20/20[3,7]	305,000	307,383
Horizon Pharma, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/29/21[3,7]	55,000	62,150

		1,133,028
Industrials—0.1%
Commercial Services & Supplies—0.0%
Ceridan HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B2, 4.50%, 5/9/17[3,7]	226,800	226,847
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%, 3/14/21[3]	147	147
Garda World Security Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[3]	196	196
TransFirst, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/12/21[3,7]	301,644	304,472

		531,662
Electrical Equipment—0.0%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/25/21[3,7]	111,197	111,823
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C1, 3.682%, 3/23/18[3,7]	40,000	40,136

		151,959
Industrial Conglomerates—0.1%
Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 3/31/22[3,7]	40,000	40,225
CMP Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 3/27/22[3,7]	48,006	48,606
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 5.00%, 11/2/18	9,514	9,514
Tranche B2, 5.00%, 11/2/18	3,905	3,905
Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[3,7]	226,800	228,501
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/5/21[3,7]	36,951	37,034
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/28/20[3,7]	338,688	341,228

		709,013
Road & Rail—0.0%
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/22[3]	105,462	105,726
Trading Companies & Distributors—0.0%
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[3,7]	132,300	129,819

24      OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Principal Amount	Value
Information Technology—0.2%
Internet Software & Services—0.2%
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.25%, 4/30/20[3,7]	$431,824$	428,452
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities Term Loan, 4.00%, 5/31/19[3]	345	345
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 2/11/22[3,7]	391,608	396,534
TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/4/20[3,7]	75,600	76,497
Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/27/21[3,7]	35,000	35,481

		937,309
Software—0.0%
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[3,7]	30,000	29,269
Materials—0.0%
Chemicals—0.0%
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/31/22[3]	377	377
Trinseo Materials Operating SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/13/21[3,7]	65,000	65,366

		65,743

Containers & Packaging—0.0%
Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/22/20[3,7]	295,620	297,791

Telecommunication Services—0.1%
Diversified Telecommunication Services—0.1%
Communications Sales & Leasing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%-5.25%, 10/14/22[3]	393,586	393,586
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/6/21[3,7]	240,030	241,755

		635,341

Utilities—0.0%
Electric Utilities—0.0%
Wheelabrator, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 12/17/21	223,199	226,731
Tranche C, 5.00%, 12/17/21	9,845	10,001

		236,732

Total Corporate Loans (Cost $12,067,487)		11,947,432
	Shares
Structured Securities—0.9%
Africa Telecommunications Media & Technology Fund 1 LLC[2,4]	9,542,930	895,986
Bank of America Merrill Lynch, Brinker International, Inc. Equity Linked Nts., 10/22/15[2,5]	112,802	6,303,504

Total Structured Securities (Cost $16,600,045)		7,199,490

25      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Exercise	Expiration
		Price	Date		Contracts	Value
Exchange-Traded Option Purchased—0.0%
S&P 500 Index Call (Cost $377,214)[2]	USD	2,160.000	7/17/15	USD	156.00	$238,680

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.5%
Interest Rate Swap maturing 1/25/26 Put[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870%	1/21/16	JPY	5,406,000	5,282
Interest Rate Swap maturing 11/22/27 Call[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,024,000	1,169,993
Interest Rate Swap maturing 3/21/28 Call[2]	GSG	Receive	Three-Month USD BBA LIBOR	2.580	3/19/18	USD	14,400	777,612
Interest Rate Swap maturing 4/18/28 Call[2]	GSG	Receive	Three-Month USD BBA LIBOR	2.505	4/16/18	USD	36,000	2,076,359

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,870,233)								4,029,246
						Shares
Investment Companies—11.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%[8,9]							52,337,234	52,337,234
Oppenheimer Master Loan Fund, LLC[8]							1,370,520	20,259,809
SPDR Gold Trust Exchange Traded Fund[2,10]							180,900	20,526,723

Total Investment Companies (Cost $98,389,031)								93,123,766
Total Investments, at Value (Cost $609,328,433)							85.3%	689,646,731
Net Other Assets (Liabilities)							14.7	118,531,626

Net Assets							100.0%	$808,178,357

Footnotes to Consolidated Statement of Investments

1. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $29,121,030. See Note 4 of accompanying Consolidated Notes.

2. Non-income producing security.

3. Represents the current interest rate for a variable or increasing rate security.

4. Restricted security. The aggregate value of restricted securities as of April 30, 2015 was $49,699,979, which represents 6.15% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

26      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$895,986	$(9,104,014)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.452%, 6/15/32	1/9/13-7/10/13	19,815,485	20,565,341	749,856
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.462%, 6/15/32	1/9/13-1/25/13	5,855,333	6,034,926	179,593
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.482%, 9/15/41	4/19/13-5/29/13	22,871,156	22,203,726	(667,430)

		$58,541,974	$49,699,979	$(8,841,995)

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,267,415 or 4.49% of the Fund’s net assets as of April 30, 2015.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after April 30, 2015. See Note 4 of the accompanying Notes.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2014	Gross Additions	Gross Reductions		Shares April 30, 2015
Oppenheimer Institutional Money
Market Fund, Cl. E	40,870,565	115,903,465	104,436,796		52,337,234
Oppenheimer Master Loan Fund, LLC	8,288,014	—	6,917,494		1,370,520

		Value	Income		Realized Gain
Oppenheimer Institutional Money Market Fund, Cl. E		$52,337,234	$23,823		$—
Oppenheimer Master Loan Fund, LLC		20,259,809	3,090,290	[a]	1,652,269 [a]

Total		$72,597,043	$3,114,113		$1,652,269

    a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

9. Rate shown is the 7-day yield as of April 30, 2015.

10. All or a portion of this security is owned by the subsidiary. See accompanying Consolidated Notes.

	Shares Sold Short	Value
Securities Sold Short—(23.0)%
Common Stock Securities Sold Short—(23.0)%
Aflac, Inc.	(139,000)	$ (8,762,560)
Air Lease Corp., Cl. A	(176,000)	(6,798,880)
Aircastle Ltd.	(165,000)	(3,956,700)
Aker Solutions ASA	(374,401)	(2,280,148)
Assurant, Inc.	(63,500)	(3,902,710)
BHP Billiton Ltd., Sponsored ADR	(124,080)	(6,364,063)
Boeing Co. (The)	(74,600)	(10,693,164)

27      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
Camden Property Trust	(60,000)	$(4,504,800)
Caterpillar, Inc.	(88,350)	(7,675,848)
CBL & Associates Properties, Inc.	(361,000)	(6,501,610)
Cheniere Energy, Inc.	(23,260)	(1,779,157)
Chesapeake Energy Corp.	(89,480)	(1,411,100)
Cie Financiere Richemont SA	(82,413)	(7,357,253)
ClubCorp Holdings, Inc.	(170,700)	(3,736,623)
Comcast Corp., Cl. A	(29,440)	(1,700,454)
Comerica, Inc.	(77,710)	(3,684,231)
Commerce Bancshares, Inc.	(72,929)	(3,114,798)
Ensco plc, Cl. A	(329,280)	(8,982,758)
First Niagara Financial Group, Inc.	(400,000)	(3,638,000)
First Quantum Minerals Ltd.	(673,868)	(10,321,658)
FirstMerit Corp.	(155,000)	(3,002,350)
Gulfmark Offshore, Inc., Cl. A	(212,430)	(3,188,574)
KCG Holdings, Inc., Cl. A	(200,000)	(2,568,000)
NASDAQ OMX Group, Inc. (The)	(40,900)	(1,988,967)
Nationstar Mortgage Holdings, Inc.	(100,000)	(2,510,000)
Oracle Corp.	(113,000)	(4,929,060)
Pennsylvania Real Estate Investment Trust	(430,000)	(9,722,300)
Rio Tinto plc, Sponsored ADR	(71,137)	(3,186,226)
Rouse Properties, Inc.	(203,392)	(3,553,258)
SanDisk Corp.	(126,500)	(8,467,910)
Southern Copper Corp.	(197,945)	(6,449,048)
Subsea 7 SA	(203,043)	(2,260,905)
Tidewater, Inc.	(236,270)	(6,542,316)
Tiffany & Co.	(37,880)	(3,313,742)
Time Warner, Inc.	(63,160)	(5,331,336)
Transocean Ltd.	(35,402)	(666,266)
United Technologies Corp.	(19,280)	(2,193,100)
Weingarten Realty Investors	(197,000)	(6,453,720)
Zions Bancorporation	(75,930)	(2,151,477)

Total Securities Sold Short (Proceeds $163,668,472)		$(185,645,070)

Forward Currency Exchange Contracts as of April 30, 2015
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	06/2015	NOK	14,380	USD	1,860	$47,778	$—
CITNA-B	06/2015	USD	12,915	CAD	15,620	—	24,482
DEU	06/2015	USD	14,970	JPY	1,783,000	31,537	—
DEU	06/2015	USD	6,683	SEK	58,290	—	317,175
JPM	06/2015	USD	9,430	CHF	9,000	—	230,203
MSCO	06/2015	USD	13,809	EUR	12,675	—	430,289
NOM	06/2015	USD	11,572	AUD	14,760	—	83,646

Total Unrealized Appreciation and Depreciation						$79,315	$1,085,795

28      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Futures Contracts as of April 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
90 Day Euro	CME	Sell	12/19/16	225	$55,476,563	$(472,267)
Euro-BTP	EUX	Sell	6/8/15	43	6,681,339	84,448
United States Treasury Nts., 10 yr.	CBT	Sell	6/20/15	73	9,371,375	(19,469)

						$(407,288)

Centrally Cleared Credit Default Swaps at April 30, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.24	Sell	5.000%	6/20/20	USD	19,400	$1,500,502	$(1,418,707)
CDX.IG.24	Sell	1.000	6/20/20	USD	25,000	(493,930)	472,805
iTraxx.Main.23	Buy	1.000	6/20/20	EUR	23,500	589,610	(543,628)

Total of Cleared Credit Default Swaps						$1,596,182	$(1,489,530)

Over-the-Counter Credit Default Swaps at April 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Federative Republic of Brazil	CITNA-B	Buy	1.000%	6/20/20	USD	20,000	$(1,445,882)	$1,222,930
Kingdom of Spain	BOA	Buy	1.000	6/20/20	USD	25,000	169,615	(171,318)
Portuguese Republic	GSG	Buy	1.000	6/20/20	USD	15,000	(304,084)	312,931
Republic of Austria	GSG	Buy	1.000	6/20/20	USD	8,500	305,878	(349,660)
Republic of Italy	GSG	Buy	1.000	6/20/20	USD	30,000	(133,466)	265,442

Total of Over-the-Counter Credit Default Swaps							$(1,407,939)	$1,280,325

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$25,000,000	$—	BBB+

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at April 30, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
Blackstone Group LP	GSG	Receive	Twelve-Month USD BBA LIBOR plus 53 basis points	12/4/15	USD	7,972	$1,109,164

29      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

30      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 30, 2015 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $532,814,264)	$617,049,688
Affiliated companies (cost $76,514,169)	72,597,043

689,646,731
Cash	7,789,638
Cash—foreign currencies (cost $19,025,141)	19,430,874
Cash used for collateral on futures	960,204
Cash used for collateral on OTC derivatives	240,000
Cash used for collateral on centrally cleared swaps	2,512,938
Deposits with broker for securities sold short	176,480,847
Unrealized appreciation on forward currency exchange contracts	79,315
Swaps, at value (premiums paid $1,883,432)	2,910,467
Centrally cleared swaps, at value (premiums paid $493,930)	472,805
Receivables and other assets:
Redemption from Oppenheimer Master Loan Fund, LLC (cost $99,874,814)	98,514,337
Investments sold (including $2,848,734 sold on a when-issued or delayed delivery basis)	9,310,745
Shares of beneficial interest sold	1,847,835
Interest, dividends and principal paydowns	1,019,305
Variation margin receivable	33,728
Other	181,671

Total assets	1,011,431,440

Liabilities
Securities sold short, at value (proceeds $163,668,472) - see accompanying consolidated statement of investments	185,645,070
Unrealized depreciation on forward currency exchange contracts	1,085,795
Swaps, at value (premiums received $475,493)	520,978
Centrally cleared swaps, at value (premiums received $2,090,112)	1,962,335
Payables and other liabilities:
Investments purchased (including $10,980,572 purchased on a when-issued or delayed delivery basis)	12,741,955
Shares of beneficial interest redeemed	741,032
Trustees’ compensation	232,006
Distribution and service plan fees	162,020
Dividends	126,995
Other	34,897

Total liabilities	203,253,083

Net Assets	$808,178,357

Composition of Net Assets
Par value of shares of beneficial interest	$309,550
Additional paid-in capital	768,848,303
Accumulated net investment income	4,766,217
Accumulated net realized loss on investments and foreign currency transactions	(22,768,897)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	57,023,184

Net Assets	$808,178,357

31      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $632,467,792 and
23,793,345 shares of beneficial interest outstanding)	$26.58
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.20

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,341,159 and 810,303 shares of beneficial interest outstanding)	$23.87

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $109,608,124 and 4,592,516 shares of beneficial interest outstanding)	$23.87

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,226 and 411 shares of beneficial interest outstanding)	$27.30

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,808,847 and 658,639 shares of beneficial interest outstanding)	$25.52

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $29,941,209 and 1,099,827 shares of beneficial interest outstanding)	$27.22

See accompanying Notes to Consolidated Financial Statements.

32      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2015 Unaudited

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$3,059,078
Dividends	31,212
Net expenses	(190,919)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	2,899,371
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $137,226)	8,606,844
Affiliated companies	23,823
Interest	4,689,339

Total investment income	13,320,006
Expenses
Management fees	3,503,164
Distribution and service plan fees:
Class A	757,546
Class B	108,878
Class C	540,195
Class R	41,223
Transfer and shareholder servicing agent fees:
Class A	691,671
Class B	24,079
Class C	119,367
Class R	18,308
Class Y	24,586
Shareholder communications:
Class A	16,392
Class B	1,223
Class C	2,558
Class R	417
Class Y	382
Dividends on short sales	2,770,637
Financing expense from short sales	741,880
Trustees’ compensation	14,621
Custodian fees and expenses	4,011
Other	78,769

Total expenses	9,459,907
Less reduction to custodian expenses	(28)
Less waivers and reimbursements of expenses	(301,606)

Net expenses	9,158,273
Net Investment Income	7,061,104

1. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes.

See Note 1 of the accompanying Consolidated Notes.

33      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$16,835,453
Closing and expiration of futures contracts	(3,450,816)
Foreign currency transactions	5,313,871
Short positions	540,589
Swap contracts	(1,906,082)
Net realized gain allocated from:
Oppenheimer Master Loan Fund, LLC	1,652,269

Net realized gain	18,985,284
Net change in unrealized appreciation/depreciation on:
Investments	(13,632,949)
Translation of assets and liabilities denominated in foreign currencies	(2,023,891)
Futures contracts	1,879,745
Short positions	802,011
Swap contracts	1,829,825
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	(2,723,674)

Net change in unrealized appreciation/depreciation	(13,868,933)
Net Increase in Net Assets Resulting from Operations	$12,177,455

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Operations
Net investment income	$7,061,104	$8,245,385
Net realized gain	18,985,284	44,125,884
Net change in unrealized appreciation/depreciation	(13,868,933)	18,179,544

Net increase in net assets resulting from operations	12,177,455	70,550,813
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(11,377,854)	—
Class B	(264,034)	—
Class C	(1,406,772)	—
Class I	(245)	—
Class R1	(264,122)	—
Class Y	(395,622)	—

	(13,708,649)	—
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(8,985,475)	(82,035,611)
Class B	(5,989,975)	(11,579,268)
Class C	(686,447)	(11,356,414)
Class I	—	—
Class R1	(471,451)	(4,758,398)
Class Y	10,683,892	7,106,738

	(5,449,456)	(102,622,953)
Net Assets
Total decrease	(6,980,650)	(32,072,140)
Beginning of period	815,159,007	847,231,147

End of period (including accumulated net investment income of
$4,766,217 and $11,413,762, respectively)	$808,178,357	$815,159,007

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$26.64		$24.48		$23.35		$25.55	$26.01	$24.46
Income (loss) from investment operations:
Net investment income (loss)[2]	0.25		0.29		0.30		0.04	(0.17)	(0.11)
Net realized and unrealized gain (loss)	0.16		1.87		0.83		(0.10)	0.22	1.66

Total from investment operations	0.41		2.16		1.13		(0.06)	0.05	1.55
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)		0.00		0.00		0.00	0.00	0.00
Distributions from net realized gain	0.00		0.00		0.00		(2.13)	(0.51)	0.00
Tax return of capital distribution	0.00		0.00		0.00		(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.47)		0.00		0.00		(2.14)	(0.51)	0.00
Net asset value, end of period	$26.58		$26.64		$24.48		$23.35	$25.55	$26.01

Total Return, at Net Asset Value[3]	1.57%		8.82%		4.84%		0.03%	0.14%	6.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$632,468		$642,789		$668,235		$774,007	$1,024,109	$1,229,920
Average net assets (in thousands)	$640,904		$662,351		$721,521		$870,856	$1,165,257	$1,297,058
Ratios to average net assets:[4]
Net investment income (loss)	1.87%	[5]	1.12%	[5]	1.25%	[5]	0.19% [5]	(0.65)%	(0.44)%
Total expenses[6]	2.27%	[5]	2.39%	[5]	2.04%	[5]	1.85% [5]	1.57%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.20%	[5]	2.25%	[5]	1.97%	[5]	1.78% [5]	1.52%	1.38%
Portfolio turnover rate	46%		44%		76%		212%	181%	58%

36      OPPENHEIMER FLEXIBLE STRATEGIES FUND

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	2.28%
Year Ended October 31, 2014	2.40%
Year Ended October 31, 2013	2.06%
Year Ended October 31, 2012	1.90%
Year Ended October 31, 2011	1.62%
Year Ended October 29, 2010	1.48%

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$23.84		$22.08		$21.25		$23.63	$24.32	$23.07
Income (loss) from investment operations:
Net investment income (loss)[2]	0.13		0.08		0.08		(0.15)	(0.38)	(0.31)
Net realized and unrealized gain (loss)	0.16		1.68		0.75		(0.09)	0.20	1.56

Total from investment operations	0.29		1.76		0.83		(0.24)	(0.18)	1.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)		0.00		0.00		0.00	0.00	0.00
Distributions from net realized gain	0.00		0.00		0.00		(2.13)	(0.51)	0.00
Tax return of capital distribution	0.00		0.00		0.00		(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.26)		0.00		0.00		(2.14)	(0.51)	0.00
Net asset value, end of period	$23.87		$23.84		$22.08		$21.25	$23.63	$24.32

Total Return, at Net Asset Value[3]	1.21%		7.97%		3.91%		(0.79)%	(0.81)%	5.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,341		$25,296		$34,346		$46,780	$68,426	$91,209
Average net assets (in thousands)	$22,294		$30,329		$40,057		$56,004	$82,022	$98,421
Ratios to average net assets:[4]
Net investment income (loss)	1.12%	[5]	0.34%	[5]	0.35%	[5]	(0.70)% [5]	(1.55)%	(1.34)%
Total expenses[6]	3.02%	[5]	3.26%	[5]	3.06%	[5]	2.85% [5]	2.57%	2.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.95%	[5]	3.06%	[5]	2.86%	[5]	2.67% [5]	2.43%	2.29%
Portfolio turnover rate	46%		44%		76%		212%	181%	58%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	3.03%
Year Ended October 31, 2014	3.27%
Year Ended October 31, 2013	3.08%
Year Ended October 31, 2012	2.90%
Year Ended October 31, 2011	2.62%
Year Ended October 29, 2010	2.48%

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Class C	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$23.89		$22.12		$21.26		$23.62	$24.27	$22.99
Income (loss) from investment operations:
Net investment income (loss)[2]	0.13		0.08		0.10		(0.12)	(0.35)	(0.28)
Net realized and unrealized gain (loss)	0.15		1.69		0.76		(0.10)	0.21	1.56

Total from investment operations	0.28		1.77		0.86		(0.22)	(0.14)	1.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)		0.00		0.00		0.00	0.00	0.00
Distributions from net realized gain	0.00		0.00		0.00		(2.13)	(0.51)	0.00
Tax return of capital distribution	0.00		0.00		0.00		(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.30)		0.00		0.00		(2.14)	(0.51)	0.00
Net asset value, end of period	$23.87		$23.89		$22.12		$21.26	$23.62	$24.27

Total Return, at Net Asset Value[3]	1.20%		8.00%		4.05%		(0.71)%	(0.64)%	5.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,608		$110,383		$112,993		$135,750	$199,765	$247,138
Average net assets (in thousands)	$110,609		$112,984		$122,514		$160,258	$233,997	$259,581
Ratios to average net assets:[4]
Net investment income (loss)	1.12%	[5]	0.36%	[5]	0.48%	[5]	(0.59)% [5]	(1.40)%	(1.20)%
Total expenses[6]	3.02%	[5]	3.16%	[5]	2.81%	[5]	2.62% [5]	2.32%	2.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.95%	[5]	3.02%	[5]	2.74%	[5]	2.55% [5]	2.27%	2.13%
Portfolio turnover rate	46%		44%		76%		212%	181%	58%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	3.03%
Year Ended October 31, 2014	3.17%
Year Ended October 31, 2013	2.83%
Year Ended October 31, 2012	2.67%
Year Ended October 31, 2011	2.37%
Year Ended October 29, 2010	2.23%

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Period Ended October 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$27.41	$25.09	$24.32
Income (loss) from investment operations:
Net investment income[2]	0.31	0.42	0.34
Net realized and unrealized gain	0.17	1.90	0.43

Total from investment operations	0.48	2.32	0.77
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.59)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.59)	0.00	0.00
Net asset value, end of period	$27.30	$27.41	$25.09

Total Return, at Net Asset Value[3]	1.80%	9.25%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$11	$10
Average net assets (in thousands)	$11	$11	$10
Ratios to average net assets:[4,5]
Net investment income	2.30%	1.57%	2.07%
Total expenses[6]	1.83%	1.92%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.79%	1.79%
Portfolio turnover rate	46%	44%	76%

1. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.84%
Year Ended October 31, 2014	1.93%
Period Ended October 31, 2013	1.88%

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER FLEXIBLE STRATEGIES FUND

Class R	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$25.55		$23.54		$22.53		$24.80	$25.34	$23.91
Income (loss) from investment operations:
Net investment income (loss)[2]	0.20		0.21		0.21		(0.03)	(0.24)	(0.19)
Net realized and unrealized gain (loss)	0.17		1.80		0.80		(0.10)	0.21	1.62

Total from investment operations	0.37		2.01		1.01		(0.13)	(0.03)	1.43
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)		0.00		0.00		0.00	0.00	0.00
Distributions from net realized gain	0.00		0.00		0.00		(2.13)	(0.51)	0.00
Tax return of capital distribution	0.00		0.00		0.00		(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.40)		0.00		0.00		(2.14)	(0.51)	0.00
Net asset value, end of period	$25.52		$25.55		$23.54		$22.53	$24.80	$25.34

Total Return, at Net Asset Value[3]	1.45%		8.54%		4.48%		(0.27)%	(0.18)%	5.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,809		$17,302		$20,410		$27,181	$39,916	$46,237
Average net assets (in thousands)	$16,969		$19,224		$23,822		$33,095	$45,004	$43,184
Ratios to average net assets:[4] Net investment income (loss)	1.62%	[5]	0.85%	[5]	0.92%	[5]	(0.14)% [5]	(0.95)%	(0.79)%
Total expenses[6]	2.52%	[5]	2.69%	[5]	2.36%	[5]	2.18% [5]	1.87%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.45%	[5]	2.54%	[5]	2.29%	[5]	2.11% [5]	1.82%	1.71%
Portfolio turnover rate	46%		44%		76%		212%	181%	58%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	2.53%
Year Ended October 31, 2014	2.70%
Year Ended October 31, 2013	2.38%
Year Ended October 31, 2012	2.23%
Year Ended October 31, 2011	1.92%
Year Ended October 29, 2010	1.82%

See accompanying Notes to Consolidated Financial Statements.

41      OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$27.32	$25.05	$23.84	$25.97	$26.35	$24.70
Income (loss) from investment operations:
Net investment income (loss)[2]	0.29	0.34	0.38	0.10	(0.09)	(0.04)
Net realized and unrealized gain (loss)	0.16	1.93	0.83	(0.09)	0.22	1.69

Total from investment operations	0.45	2.27	1.21	0.01	0.13	1.65
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.55)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	(2.13)	(0.51)	0.00
Tax return of capital distribution	0.00	0.00	0.00	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.55)	0.00	0.00	(2.14)	(0.51)	0.00
Net asset value, end of period	$27.22	$27.32	$25.05	$23.84	$25.97	$26.35

Total Return, at Net Asset Value[3]	1.67%	9.06%	5.08%	0.32%	0.45%	6.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,941	$19,378	$11,237	$16,234	$53,803	$50,445
Average net assets (in thousands)	$22,830	$14,096	$12,213	$28,561	$58,196	$50,667
Ratios to average net assets:[4]
Net investment income (loss)	2.12%[5]	1.27%[5]	1.52%[5]	0.41%[5]	(0.34)%	(0.14)%
Total expenses[6]	2.04%[5]	2.75%[5]	1.79%[5]	1.60%[5]	1.25%	1.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%[5]	2.04%[5]	1.72%[5]	1.53%[5]	1.20%	1.06%
Portfolio turnover rate	46%	44%	76%	212%	181%	58%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	2.05%
Year Ended October 31, 2014	2.76%
Year Ended October 31, 2013	1.81%
Year Ended October 31, 2012	1.65%
Year Ended October 31, 2011	1.30%
Year Ended October 29, 2010	1.16%

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS April 30, 2015 Unaudited

1. Organization

Oppenheimer Flexible Strategies Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Flexible Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that

43      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At April 30, 2015, the Fund owned 9,283 shares with net assets of $26,389,106.

Other financial information at April 30, 2015:

Total market value of investments	$20,526,723
Net assets	$26,389,106
Net income (loss)	$(119,998)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$175,428

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ

44      OPPENHEIMER FLEXIBLE STRATEGIES FUND

2. Significant Accounting Policies (Continued)

from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

45      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended October 31, 2014, the Fund utilized $48,133,930 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$40,636,922

As of April 30, 2015, it is estimated that the capital loss carryforwards would be $21,651,638, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2015, it is estimated that the Fund will utilize $18,985,284 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2015 are noted in the following table. The primary difference

46      OPPENHEIMER FLEXIBLE STRATEGIES FUND

2. Significant Accounting Policies (Continued)

between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$647,203,807
Federal tax cost of other investments	(234,978,703)

Total federal tax cost	$412,225,104

Gross unrealized appreciation	$109,856,563
Gross unrealized depreciation	(51,601,144)

Net unrealized appreciation	$58,255,419

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded,

47      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

48      OPPENHEIMER FLEXIBLE STRATEGIES FUND

3. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

49      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of April 30, 2015 based on valuation input level:

		Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$	45,274,815	$	—	$	—	$	45,274,815
Consumer Staples		18,867,806		—		—		18,867,806
Energy		25,903,675		—		—		25,903,675
Financials		65,317,048		—		—		65,317,048
Health Care		56,467,945		9,361,285		—		65,829,230
Industrials		65,856,395		—		—		65,856,395
Information Technology		45,079,515		5,698,223		—		50,777,738
Materials		24,013,965		—		—		24,013,965
Telecommunication Services		15,633,757		—		—		15,633,757
Utilities		17,696,370		—		—		17,696,370
Preferred Stocks		8,100,000		12,983,675		—		21,083,675
Asset-Backed Securities		—		57,482,232		22,203,726		79,685,958
Mortgage-Backed Obligations		—		47,618,543		—		47,618,543
Non-Convertible Corporate Bonds and Notes		—		26,419,767		—		26,419,767
Convertible Corporate Bond and Note		—		3,129,375		—		3,129,375
Corporate Loans		—		11,947,432		—		11,947,432
Structured Securities		—		6,303,504		895,986		7,199,490
Exchange-Traded Option Purchased		238,680		—		—		238,680
Over-the-Counter Interest Rate
Swaptions Purchased		—		4,029,246		—		4,029,246
Investment Companies		72,863,957		20,259,809		—		93,123,766

Total Investments, at Value		461,313,928		205,233,091		23,099,712		689,646,731

50      OPPENHEIMER FLEXIBLE STRATEGIES FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value
Other Financial Instruments:
Swaps, at value	$—	$	2,910,467	$	—	$	2,910,467
Centrally cleared swaps, at value	—		472,805		—		472,805
Futures contracts	84,448		—		—		84,448
Forward currency exchange contracts	—		79,315		—		79,315
Total Assets	$461,398,376	$	208,695,678	$	23,099,712	$	693,193,766

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(173,746,764)	$	(11,898,306)	$	—	$	(185,645,070)
Swaps, at value	—		(520,978)		—		(520,978)
Centrally cleared swaps, at value	—		(1,962,335)		—		(1,962,335)
Futures contracts	(491,736)		—		—		(491,736)
Forward currency exchange contracts	—		(1,085,795)		—		(1,085,795)
Total Liabilities	$(174,238,500)	$	(15,467,414)	$	—	$	(189,705,914)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Preferred Stocks	$8,118,000	$(8,118,000)

Total Assets	$8,118,000	$(8,118,000)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

		Value as of October 31, 2014		Realized Gain (Loss)		Change in unrealized appreciation/ depreciation		Accretion/ (amortization) of premium/ discount[a]		Value as of April 30, 2015
Assets Table
Investments, at Value:
Asset-Backed Securities	$	24,450,850	$	273,039	$	(2,749,760)	$	229,597	$	22,203,726
Structured Security		895,986		—		—		—		895,986
Total Assets	$	25,346,836	$	273,039	$	(2,749,760)	$	229,597	$	23,099,712

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at October 31, 2014:

51      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Change in unrealized appreciation/depreciation
Assets Table
Investments, at Value:
Asset-Backed Securities	$(2,749,760)
Structured Security	—
Total	$(2,749,760)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of April 30, 2015:

	Value as of April 30, 2015	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Security	$22,203,726	Pricing Service	N/A	N/A	N/A (a)
Structured Security	895,986	Discount to Capital Account Balance	Discount rate	N/A	84% (b)
			Capital Account Balance	$5,572,570	$5,572,570 (b)

Total	$23,099,712

(a) Security classified as Level 3 whose unadjusted value was provided by a pricing service for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such security’s fair valuation could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values the structured security at a discount to the selected capital account balance to reflect uncertainty and illiquidity. A significant decrease (increase) to the discount rate, or a significant increase (decrease) to the capital account balance, will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

52      OPPENHEIMER FLEXIBLE STRATEGIES FUND

4. Investments and Risks (Continued)

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

At April 30, 2015, the Fund had entered into a redemption in-kind for a proportionate share of the holdings in the Master Fund. The amount of this redemption can be found on the Consolidated Statement of Assets and Liabilities.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

53      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of April 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$10,980,572
Sold securities	2,848,734

Restricted Securities. As of April 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

54      OPPENHEIMER FLEXIBLE STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

55      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

56      OPPENHEIMER FLEXIBLE STRATEGIES FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended April 30, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $3,800,678 and $39,585,394, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended April 30, 2015, the Fund had an ending monthly average market value of $78,293,651 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

57      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended April 30, 2015, the Fund had an ending monthly average market value of $765,531 on purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities.

Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of April 30, 2015, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is

59      OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the six months ended April 30, 2015, the Fund had ending monthly average notional amounts of $136,584,453 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the six months ended April 30, 2015, the Fund had ending monthly average notional amounts of $7,465,357 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the six months ended April 30, 2015, the Fund had an ending monthly average market value of $2,875,788 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of April 30, 2015, the Fund has required certain counterparties to post collateral of $7,174,813.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at April 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$47,778	$(47,778)	$—	$—	$—
Citibank NA	1,222,930	(24,482)	(1,198,448)	—	—
Deutsche Bank AG	31,537	(31,537)	—	—	—
Goldman Sachs Group, Inc. (The)	5,716,783	(349,660)	(5,175,379)	—	191,744

	$7,019,028	$(453,457)	$(6,373,827)	$—	$191,744

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at April 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(171,318)	$47,778	$—	$—	$(123,540)
Citibank NA	(24,482)	24,482	—	—	—

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities (Continued)
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Deutsche Bank AG	$(317,175)	$31,537	$—	$—	$(285,638)
Goldman Sachs Group, Inc. (The)	(349,660)	349,660	—	—	—
JPMorgan Chase Bank NA	(230,203)	—	—	—	(230,203)
Morgan Stanley Capital
Services, Inc.	(430,289)	—	—	240,000	(190,289)
Nomura Global Financial Products, Inc.	(83,646)	—	—	—	(83,646)

	$(1,606,773)	$453,457	$—	$240,000	$(913,316)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of April 30, 2015:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$1,801,303		Swaps, at value	$520,978
Equity contracts	Swaps, at value	1,109,164
Credit contracts	Centrally cleared swaps, at value	472,805		Centrally cleared swaps, at value	1,962,335
Interest rate contracts	Variation margin receivable	33,728	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	79,315		Unrealized depreciation on forward currency exchange contracts	1,085,795
Equity contracts	Investments, at value	238,680	**
Interest rate contracts	Investments, at value	4,029,246	**

Total		$7,764,241			$3,569,108

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

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5. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$(2,981,103)	$(2,981,103)
Equity contracts	(345,949)	(2,552,183)	—	1,075,021	(1,823,111)
Foreign exchange contracts	—	—	5,344,308	—	5,344,308
Interest rate contracts	(5,940,375)	(898,633)	—	—	(6,839,008)

Total	$(6,286,324)	$(3,450,816)	$5,344,308	$(1,906,082)	$(6,298,914)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$—	$304,875	$304,875
Equity contracts	(121,713)	1,954,668	—	1,524,950	3,357,905
Forward currency exchange contracts	—	—	(1,851,122)	—	(1,851,122)
Interest rate contracts	3,639,040	(74,923)	—	—	3,564,117

Total	$3,517,327	$1,879,745	$(1,851,122)	$1,829,825	$5,375,775

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	945,605	$25,153,710	1,674,826	$43,580,738
Dividends and/or distributions reinvested	419,974	11,036,921	—	—
Redeemed	(1,698,719)	(45,176,106)	(4,841,916)	(125,616,349)

Net decrease	(333,140)	$(8,985,475)	(3,167,090)	$(82,035,611)

Class B
Sold	7,208	$172,278	15,376	$360,881
Dividends and/or distributions reinvested	10,988	260,095	—	—
Redeemed	(268,822)	(6,422,348)	(510,042)	(11,940,149)

Net decrease	(250,626)	$(5,989,975)	(494,666)	$(11,579,268)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Sold	338,009	$8,083,327	510,313	$12,012,240
Dividends and/or distributions reinvested	56,544	1,338,398	—	—
Redeemed	(422,872)	(10,108,172)	(998,059)	(23,368,654)

Net decrease	(28,319)	$(686,447)	(487,746)	$(11,356,414)

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class R1
Sold	53,148	$1,360,539	90,119	$2,253,271
Dividends and/or distributions reinvested	10,202	257,596	—	—
Redeemed	(81,797)	(2,089,586)	(279,979)	(7,011,669)

Net decrease	(18,447)	$(471,451)	(189,860)	$(4,758,398)

Class Y
Sold	566,061	$15,451,690	527,470	$14,233,847
Dividends and/or distributions reinvested	13,913	374,117	—	—
Redeemed	(189,501)	(5,141,915)	(266,639)	(7,127,109)

Net increase	390,473	$10,683,892	260,831	$7,106,738

1. Effective July 1, 2014, Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$135,941,178	$166,449,870

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

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8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

The Fund’s effective management fee for the six months ended April 30, 2015 was 0.87% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$2,283
Payments Made to Retired Trustees	28,951
Accumulated Liability as of April 30, 2015	142,861

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

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8. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2015	$63,835	$53	$12,365	$4,737	$8

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended April 30, 2015, the Manager waived $110,650.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the six months ended April 30, 2015, the Manager waived fees and/or reimbursed the Fund $190,956 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $205,601,877. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES

TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER FLEXIBLE STRATEGIES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michelle Borré, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0236.001.0415 June 25, 2015

Semiannual Report 4/30/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Small- & Mid- Cap Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2500 Value Index
6-Month	6.66%	0.52%	3.14%
1-Year	10.62	4.25	6.28
5-Year	11.62	10.31	12.46
10-Year	7.68	7.05	8.72

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 6.66% during the reporting period. On a relative basis, the Fund outperformed the Russell 2500 Value Index (the “Index”), which returned 3.14%. The Fund outperformed the Index in nine out of ten sectors, led by stock selection and an overweight position in the health care sector. The Fund also benefited from stock selection in the industrials, consumer staples and consumer discretionary sectors. Less favorable stock selection in the telecommunication services sector versus the Index was the sole underperformer for the Fund this reporting period.

MARKET OVERVIEW

In 2014, domestic equity — as an asset class — distinguished itself as stocks appreciated in value across all capitalizations. During the year, the U.S. economy provided a favorable backdrop for the positive performance of equities with steady, albeit modest growth, continued little wage inflation, and interest rates that remained low — in fact, well below initial expectations. Under these economic conditions, many companies were able to demonstrate ongoing improvement with the majority beating expectations — on both the top and bottom lines. The ride throughout the year, however, was anything but smooth. Macro influences — particularly the strengthening dollar, flattening yield curve, and tumbling oil prices — played a significant role in determining which equities did and did not perform well. Accommodation by the Federal Reserve (the “Fed”) — which officially ended its bond-buying stimulus program in October — helped to fuel demand for high dividend paying stocks such as utilities and Real Estate

Investment Trusts (REITs). A step-up in merger and acquisition (M&A) activity — spurred on by the desire to relocate to advantageous low tax jurisdictions — boosted stocks primarily in the health care sector. But not all was rosy. The Fed’s accommodative behavior proved a headwind for many financials as long yields declined — hurting the profitability of banks. The strengthening U.S. dollar also proved a headwind — especially for multi-national companies where translation from local currencies to the U.S. dollar negatively impacted the bottom line. Consequently, stocks with international businesses broadly underperformed stocks with mostly domestic exposure.

Geopolitical risks — mostly concentrated in Ukraine and Russia, combined with the ever-present turmoil in the Middle East — caused investors to fret resulting in, at times, quite the roller coaster ride. Add to this the fact that growth outside of the U.S. was anemic,

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at best, leading investors to worry intermittently about the global outlook and its impact on domestic stocks. Though volatility remained below historical averages, these issues caused it to spike on a number of occasions during the reporting period.

The start of 2015 was largely a continuation of the back half of 2014. Foreign exchange headwinds, declining energy prices, and questions as to when the Fed would finally move to raise interest rates continued to dominate the headlines. Energy continued to struggle as oil prices fell. Other commodity prices sputtered also — negatively impacting many materials stocks. With falling commodity prices, capital spending plans have been reined-in and this, in combination with a faltering global economic outlook, resulted in weak performance by many industrials. After having been among the best performing stocks in 2014, utilities, which are very sensitive to interest rate expectations, faced pressures as investors became increasingly convinced the Fed would act this year to raise rates.

Health care stocks continued to be a bright spot. In addition to high levels of M&A activity, investors’ appetite for risk has increased, resulting in a speculative market concentrated largely in a narrow group of stocks, especially biotechnology companies. Despite lofty valuations, these stocks continued to perform well. However, the question becomes, for how much longer? Consumer discretionary stocks have also performed well recently reflecting the increased conviction that the U.S. economic recovery will be sustained at moderate levels.

FUND REVIEW

Top performing stocks this reporting period included Spansion, Inc., Hospira, Inc. and Rite Aid Corp.

In December 2014, Spansion, Inc. agreed to merge with Cypress Semiconductors. Following the announcement of the merger, Spansion’s stock price performed well as investors expected significant synergies from the deal. The merger was completed in March 2015. Additionally, Hospira, Inc. agreed to be acquired by Pfizer in early 2015. The news sent Hospira’s stock price up by over 30% on the day of announcement. The deal is expected to be closed in the second half of 2015. Finally, Rite Aid Corp. saw shares rally strongly in December 2014 after the company reported a better than expected quarterly result in 2014’s third quarter. During the quarter, same store sales across business lines continued to accelerate. The company’s gross margin expanded more than expected, which caused analysts to revise estimates for the company upward.

Detractors from performance this reporting period included Apollo Education Group, Inc., Whiting Petroleum Corp. and Kodiak Oil & Gas Corp. Apollo Education Group, despite exceeding analysts’ expectations for earnings, lowered its guidance for the 2015 fiscal year in both January and March of 2015. While

4      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

the company made some progress on profitability, lower revenue expectations due to fewer new student enrollments caused the stock to experience losses during the period. Whiting Petroleum and Kodiak Oil & Gas, both portfolio positions at the beginning of the period, merged in December 2008, creating the largest oil and gas producer in the Bakken/Three Forks region in North Dakota and Montana. In the beginning of the period, both stocks, along with the broader energy sector, were negatively impacted by a sharp decline in oil prices. This price drop negatively impacted investor sentiment and made energy the worst performing sector in the Index. Following the merger, the combined company’s stock price began to improve later in the period as the price of oil rebounded in the first quarter of 2015.

STRATEGY & OUTLOOK

We remain optimistic for the U.S. equity market in 2015. Low interest rates and a gradually improving economic outlook provide a positive context for the market. With stronger economic growth, we believe companies with cyclical exposure, such as industrials, will have the potential to benefit. We believe small and mid-cap stocks are relatively attractive given the strong dollar environment, as smaller companies tend to have more domestic exposure than large multinationals. We continue to see attractive investment opportunities in information technology, and despite strong performance in health care, we have identified companies that we believe have strong business models at attractive valuations. Lower oil prices, while negatively impacting the energy sector, should prove to be a significant positive for consumers who are paying less for gasoline, and consumer-related equities. To the extent interest rates begin to rise as the economy improves, we believe some areas in financials, such as regional banks, can benefit as profitability improves. Conversely, we are less optimistic about “bond-like” stocks such as REITs and utilities, as investors have bid up stock prices looking for income in a low interest rate environment. On a company level, we are focused intently on management’s use of free cash flow, which guides our search for companies poised for an unanticipated acceleration in return on invested capital.

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that we believe are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet and statement of cash flows – and helps us seek to uncover companies whose

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generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Laton Spahr, CFA Portfolio Manager	Eric Hewitt Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Lennar Corp., Cl. A	2.2%
Eaton Corp. plc	2.1
Newell Rubbermaid, Inc.	2.1
Reinsurance Group of America, Inc., Cl. A	2.1
Oshkosh Corp.	2.0
HD Supply Holdings, Inc.	1.9
Deluxe Corp.	1.7
Quintiles Transnational Holdings, Inc.	1.6
Navient Corp.	1.6
Humana, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Insurance	7.1%
Commercial Banks	6.3
Real Estate Investment Trusts (REITs)	5.8
Household Durables	5.0
Health Care Equipment & Supplies	4.6
Capital Markets	4.3
Machinery	4.2
Oil, Gas & Consumable Fuels	4.0
Media	3.6
Software	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	6.66%	10.62%	11.62%	7.68%
Class B (QSCBX)	9/1/93	6.26%	9.78%	10.71%	7.16%
Class C (QSCCX)	9/1/93	6.28%	9.79%	10.76%	6.85%
Class I (QSCIX)	2/28/12	6.86%	11.06%	15.48%*	N/A
Class R (QSCNX)	3/1/01	6.54%	10.33%	11.33%	7.37%
Class Y (QSCYX)	10/24/05	6.78%	10.89%	11.95%	7.07%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVSCX)	1/3/89	0.52%	4.25%	10.31%	7.05%
Class B (QSCBX)	9/1/93	1.26%	4.78%	10.45%	7.16%
Class C (QSCCX)	9/1/93	5.28%	8.79%	10.76%	6.85%
Class I (QSCIX)	2/28/12	6.86%	11.06%	15.48%*	N/A
Class R (QSCNX)	3/1/01	5.54%	9.33%	11.33%	7.37%
Class Y (QSCYX)	10/24/05	6.78%	10.89%	11.95%	7.07%*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to that of the Russell 2500 Value Index. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not

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limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Actual	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During 6 Months Ended April 30, 2015
Class A	$1,000.00	$1,066.60	$5.91
Class B	1,000.00	1,062.60	9.76
Class C	1,000.00	1,062.80	9.76
Class I	1,000.00	1,068.60	3.70
Class R	1,000.00	1,065.40	7.19
Class Y	1,000.00	1,067.80	4.68

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.09	5.77
Class B	1,000.00	1,015.37	9.54
Class C	1,000.00	1,015.37	9.54
Class I	1,000.00	1,021.22	3.61
Class R	1,000.00	1,017.85	7.03
Class Y	1,000.00	1,020.28	4.57

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.15%
Class B	1.90
Class C	1.90
Class I	0.72
Class R	1.40
Class Y	0.91

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

	Shares	Value

Common Stocks—98.5%

Consumer Discretionary—13.7%

Auto Components—1.5%
BorgWarner, Inc.	393,310	$23,283,952

Automobiles—0.7%
Thor Industries, Inc.	185,960	11,189,213

Diversified Consumer Services—0.3%
Apollo Education Group, Inc.[1]	315,540	5,296,339

Household Durables—5.0%
Lennar Corp., Cl. A	757,100	34,675,180

Newell Rubbermaid, Inc.	902,370	34,407,368

PulteGroup, Inc.	581,830	11,229,319

		80,311,867

Leisure Products—1.0%
Arctic Cat, Inc.	189,410	6,722,161

Mattel, Inc.	347,900	9,796,864

		16,519,025

Media—3.6%
Cinemark Holdings, Inc.	235,970	10,059,401

DISH Network Corp., Cl. A1	238,290	16,122,702

Gannett Co., Inc.	595,410	20,434,471

National CineMedia, Inc.	516,833	7,876,535

Regal Entertainment Group, Cl. A	188,410	4,145,020

		58,638,129

Multiline Retail—1.0%
Kohl’s Corp.	220,170	15,775,180

Specialty Retail—0.6%
Staples, Inc.	604,850	9,871,152

Consumer Staples—6.1%

Beverages—0.9%
Molson Coors Brewing Co., Cl. B	192,820	14,174,198

Food & Staples Retailing—1.2%
Rite Aid Corp.[1]	2,608,718	20,113,216

Food Products—1.0%
B&G Foods, Inc.	529,524	16,097,530

	Shares	Value

Household Products—1.5%
Energizer Holdings, Inc.	172,691	$23,593,044

Tobacco—1.5%
Lorillard, Inc.	347,334	24,264,753

Energy—5.3%

Energy Equipment & Services—1.3%
Diamond Offshore Drilling, Inc.	143,510	4,803,280

Forum Energy Technologies, Inc.[1]	214,230	4,982,990

Noble Corp. plc	232,020	4,016,266

Oceaneering International, Inc.	129,185	7,119,385

		20,921,921

Oil, Gas & Consumable Fuels—4.0%
California Resources Corp.	802,760	7,465,668

Cimarex Energy Co.	113,690	14,143,036

EQT Corp.	120,810	10,865,652

HollyFrontier Corp.	107,280	4,160,318

Sanchez Energy Corp.[1]	347,740	5,108,301

Tesoro Corp.	133,000	11,415,390

Whiting Petroleum Corp.[1]	321,708	12,195,950

		65,354,315

Financials—26.8%

Capital Markets—4.3%
Apollo Global Management LLC, Cl. A2	338,280	7,733,081

Ares Management LP2	762,942	13,816,879

Invesco Ltd.	597,514	24,749,030

Raymond James Financial, Inc.	418,500	23,657,805

		69,956,795

Commercial Banks—6.3%
Associated Banc-Corp.	1,169,290	21,994,345

East West Bancorp, Inc.	366,760	14,886,788

First NBC Bank Holding Co.[1]	391,190	13,762,064

Huntington Bancshares, Inc.	1,671,300	18,150,318

12      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Shares	Value

Commercial Banks (Continued)

SunTrust Banks, Inc.	372,130	$15,443,395

Zions Bancorporation	630,047	17,852,382

		102,089,292

Consumer Finance—3.3%
Ally Financial, Inc.[1]	720,400	15,769,556

Navient Corp.	1,308,053	25,559,356

Synchrony Financial[1]	389,680	12,138,532

		53,467,444

Insurance—7.1%
Everest Re Group Ltd.	41,780	7,474,860

Genworth Financial, Inc., Cl. A1	1,448,680	12,733,897

Lincoln National Corp.	256,510	14,490,250

Reinsurance Group of America, Inc., Cl. A	366,810	33,607,132

Unum Group	647,480	22,117,917

Validus Holdings Ltd.	554,440	23,192,225

		113,616,281

Real Estate Investment Trusts (REITs)—5.8%
Alexandria Real Estate Equities, Inc.	135,880	12,552,594

Apartment Investment & Management Co., Cl. A	297,450	11,222,788

Communications Sales & Leasing, Inc.[1]	296,778	8,927,082

CubeSmart	661,340	15,257,114

Equity LifeStyle Properties, Inc.	255,380	13,489,172

LaSalle Hotel Properties	457,114	16,771,513

Omega Healthcare Investors, Inc.	311,087	11,227,130

Retail Opportunity Investments Corp.	259,287	4,350,836

		93,798,229

	Shares	Value

Health Care—11.5%

Health Care Equipment & Supplies—4.6%
Boston Scientific Corp.[1]	650,627	$11,594,173

Cooper Cos., Inc. (The)	140,430	25,006,370

Teleflex, Inc.	201,497	24,776,071

Zimmer Holdings, Inc.	117,970	12,957,825

		74,334,439

Health Care Providers & Services—2.7%
Humana, Inc.	152,960	25,330,176

Omnicare, Inc.	201,301	17,710,462

		43,040,638

Health Care Technology—0.9%
MedAssets, Inc.[1]	711,350	14,397,724

Life Sciences Tools & Services—1.6%
Quintiles Transnational Holdings, Inc.[1]	399,531	26,321,102

Pharmaceuticals—1.7%
Hospira, Inc.[1]	94,840	8,278,584

Indivior plc, Sponsored ADR[1]	1,048,694	16,118,427

Jazz Pharmaceuticals plc[1]	22,520	4,024,324

		28,421,335

Industrials—14.7%

Aerospace & Defense—1.7%
L-3 Communications Holdings, Inc.	136,880	15,728,881

Orbital ATK, Inc.	56,140	4,107,202

Raytheon Co.	64,980	6,757,920

		26,594,003

Airlines—1.6%
Air Canada[1]	1,504,063	14,348,761

Delta Air Lines, Inc.	257,062	11,475,248

		25,824,009

Commercial Services & Supplies—1.7%
Deluxe Corp.	423,740	27,437,165

Electrical Equipment—2.9%
Eaton Corp. plc	501,250	34,450,913

13      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electrical Equipment (Continued)

Hubbell, Inc., Cl. B	117,510	$12,788,613

		47,239,526

Machinery—4.2%
Oshkosh Corp.	587,560	31,634,231

Parker-Hannifin Corp.	134,420	16,044,371

Sun Hydraulics Corp.	116,040	4,515,116

Timken Co. (The)	298,170	11,715,099

TriMas Corp.[1]	124,070	3,495,052

		67,403,869

Professional Services—0.7%
On Assignment, Inc.[1]	324,050	10,904,282

Trading Companies & Distributors—1.9%
HD Supply Holdings, Inc.[1]	945,780	31,210,740

Information Technology—9.2%

Electronic Equipment, Instruments, & Components—1.1%
Avnet, Inc.	202,240	8,621,491

Dolby Laboratories, Inc., Cl. A	236,800	9,533,568

		18,155,059

IT Services—0.6%
Teradata Corp.[1]	194,920	8,574,531

Semiconductors & Semiconductor Equipment—2.2%
Atmel Corp.	994,160	7,535,733

Semtech Corp.[1]	831,850	19,373,786

Skyworks Solutions, Inc.	87,350	8,058,038

		34,967,557

Software—3.4%
Check Point Software Technologies Ltd.[1]	198,280	16,552,414

Synopsys, Inc.[1]	514,900	24,138,512

Verint Systems, Inc.[1]	239,250	14,697,128

		55,388,054

Technology Hardware, Storage & Peripherals—1.9%
Seagate Technology plc	129,050	7,577,816

	Shares	Value

Technology Hardware, Storage & Peripherals (Continued)

Western Digital Corp.	237,680	$23,230,843

		30,808,659

Materials—5.2%

Chemicals—2.3%
International Flavors & Fragrances, Inc.	118,470	13,594,433

PPG Industries, Inc.	71,480	15,837,109

Westlake Chemical Corp.	97,230	7,581,995

		37,013,537

Containers & Packaging—1.6%
Ball Corp.	200,520	14,720,173

Owens-Illinois, Inc.[1]	195,740	4,680,143

Rock-Tenn Co., Cl. A	117,560	7,403,929

		26,804,245

Paper & Forest Products—1.3%
Louisiana-Pacific Corp.[1]	1,369,310	20,868,284

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.9%
Frontier Communications Corp.	1,830,778	12,559,137

Windstream Holdings, Inc.	181,039	2,114,536

		14,673,673

Utilities—5.1%

Electric Utilities—1.1%
Entergy Corp.	130,822	10,096,842

Portland General Electric Co.	241,690	8,497,821

		18,594,663

Independent Power and Renewable Electricity Producers—0.7%
AES Corp.	853,180	11,304,635

Multi-Utilities—3.0%
Alliant Energy Corp.	169,280	10,236,361

Ameren Corp.	495,220	20,274,307

Avista Corp.	272,290	8,882,100

14      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Shares	Value

Multi-Utilities—(Continued)

DTE Energy Co.	118,970	$9,473,581

		48,866,349

Water Utilities—0.3%
American Water Works Co., Inc.	75,010	4,089,545

Total Common Stocks (Cost $1,288,768,151)		1,591,569,498

	Shares	Value

Investment Company—1.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%[3,4] (Cost $23,886,340)	23,886,340	$23,886,340

Total Investments, at Value (Cost $1,312,654,491)	100.0%	1,615,455,838

Net Other Assets (Liabilities)	0.0	530,075

Net Assets	100.0%	$1,615,985,913

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield as of April 30, 2015.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares
	October 31,	Gross	Gross	Shares
	2014	Additions	Reductions	April 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	8,807,907	142,334,182	127,255,749	23,886,340

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$23,886,340	$5,017

See accompanying Notes to Financial Statements.

15       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,288,768,151)	$1,591,569,498
Affiliated companies (cost $23,886,340)	23,886,340

1,615,455,838

Cash	1,000,000

Receivables and other assets:
Investments sold	12,632,886
Dividends	903,376
Shares of beneficial interest sold	854,403
Other	208,016

Total assets	1,631,054,519

Liabilities
Payables and other liabilities:
Investments purchased	12,746,917
Shares of beneficial interest redeemed	1,508,256
Trustees’ compensation	459,440
Distribution and service plan fees	326,875
Shareholder communications	4,222
Other	22,896

Total liabilities	15,068,606

Net Assets	$1,615,985,913

Composition of Net Assets
Par value of shares of beneficial interest	$337,954

Additional paid-in capital	1,465,404,539

Accumulated net investment income	2,140,393

Accumulated net realized loss on investments	(154,698,320)

Net unrealized appreciation on investments	302,801,347

Net Assets	$1,615,985,913

16      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,128,396,757 and 22,704,972 shares of beneficial interest outstanding)	$49.70
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$52.73

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,240,263 and 724,334 shares of beneficial interest outstanding)	$41.75

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $287,154,521 and 6,868,663 shares of beneficial interest outstanding)	$41.81

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $602,258 and 11,922 shares of beneficial interest outstanding)	$50.52

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $118,193,089 and 2,476,423 shares of beneficial interest outstanding)	$47.73

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $51,399,025 and 1,009,118 shares of beneficial interest outstanding)	$50.93

See accompanying Notes to Financial Statements.

17       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$14,883,869
Affiliated companies	5,017

Interest	191

Total investment income	14,889,077

Expenses
Management fees	5,477,463

Distribution and service plan fees:
Class A	1,359,496
Class B	166,648
Class C	1,403,705
Class R	298,487

Transfer and shareholder servicing agent fees:
Class A	1,220,940
Class B	36,736
Class C	309,447
Class I	85
Class R	131,667
Class Y	57,245

Shareholder communications:
Class A	13,631
Class B	1,195
Class C	3,753
Class I	1
Class R	955
Class Y	509

Trustees’ compensation	17,055

Custodian fees and expenses	4,881

Other	70,320

Total expenses	10,574,219
Less waivers and reimbursements of expenses	(4,445)

Net expenses	10,569,774

Net Investment Income	4,319,303

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	78,969,152

Net change in unrealized appreciation/depreciation on investments	19,904,586

Net Increase in Net Assets Resulting from Operations	$103,193,041

See accompanying Notes to Financial Statements.

18      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations
Net investment income	$4,319,303	$10,628,753

Net realized gain	78,969,152	143,033,274

Net change in unrealized appreciation/depreciation	19,904,586	14,924,621

Net increase in net assets resulting from operations	103,193,041	168,586,648

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,903,785)	(13,504,460)
Class B	—	(39,242)
Class C	—	(661,974)
Class I	(2,772)	(2,835)
Class R1	(185,067)	(938,463)
Class Y	(197,624)	(917,484)

	(3,289,248)	(16,064,458)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(45,327,577)	(163,106,871)
Class B	(8,993,404)	(16,201,497)
Class C	(10,035,687)	(23,054,913)
Class I	140,387	314,035
Class R1	(15,203,102)	(16,759,062)
Class Y	(2,220,141)	(4,001,224)

	(81,639,524)	(222,809,532)

Net Assets
Total increase (decrease)	18,264,269	(70,287,342)

Beginning of period	1,597,721,644	1,668,008,986

End of period (including accumulated net investment income of $2,140,393 and $1,110,338, respectively)	$1,615,985,913	$1,597,721,644

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$46.72	$42.63	$31.33	$30.05	$29.44	$24.35

Income (loss) from investment operations:
Net investment income (loss)[2]	0.17	0.36	0.24	0.07	0.03	(0.03)
Net realized and unrealized gain	2.94	4.25	11.09	1.21	0.58	5.12

Total from investment operations	3.11	4.61	11.33	1.28	0.61	5.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.52)	(0.03)	0.00	0.00	0.00

Net asset value, end of period	$49.70	$46.72	$42.63	$31.33	$30.05	$29.44

Total Return, at Net Asset Value[3]	6.66%	10.91%	36.16%	4.26%	2.07%	20.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,128,397	$1,104,252	$1,162,455	$938,427	$1,250,055	$1,573,085

Average net assets (in thousands)	$1,131,207	$1,151,106	$1,013,781	$1,099,549	$1,527,052	$1,642,391

Ratios to average net assets:[4]
Net investment income (loss)	0.69%	0.80%	0.65%	0.24%	0.11%	(0.13)%
Total expenses[5]	1.15%	1.18%	1.27%	1.31%	1.26%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.18%	1.27%	1.26%	1.25%	1.28%

Portfolio turnover rate	17%	51%	128%	54%	89%	71%

20      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.15%
Year Ended October 31, 2014	1.18%
Year Ended October 31, 2013	1.27%
Year Ended October 31, 2012	1.31%
Year Ended October 31, 2011	1.27%
Year Ended October 29, 2010	1.29%

See accompanying Notes to Financial Statements.

21       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$39.29	$35.74	$26.48	$25.60	$25.29	$21.08

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.01	(0.08)	(0.15)	(0.20)	(0.22)
Net realized and unrealized gain	2.47	3.57	9.34	1.03	0.51	4.43

Total from investment operations	2.46	3.58	9.26	0.88	0.31	4.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.03)	0.00	0.00	0.00	0.00

Net asset value, end of period	$41.75	$39.29	$35.74	$26.48	$25.60	$25.29

Total Return, at Net Asset Value[3]	6.26%	10.03%	34.97%	3.44%	1.23%	19.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,240	$37,092	$48,927	$53,204	$85,100	$123,847

Average net assets (in thousands)	$34,008	$43,889	$48,518	$67,022	$113,687	$131,255

Ratios to average net assets:[4]
Net investment income (loss)	(0.04)%	0.04%	(0.25)%	(0.57)%	(0.71)%	(0.91)%
Total expenses[5]	1.90%	2.01%	2.35%	2.37%	2.30%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.96%	2.15%	2.09%	2.08%	2.07%

Portfolio turnover rate	17%	51%	128%	54%	89%	71%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.90%
Year Ended October 31, 2014	2.01%
Year Ended October 31, 2013	2.35%
Year Ended October 31, 2012	2.37%
Year Ended October 31, 2011	2.31%
Year Ended October 29, 2010	2.31%

See accompanying Notes to Financial Statements.

22       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class C	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$39.35	$35.83	$26.52	$25.64	$25.32	$21.10

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.02	(0.04)	(0.14)	(0.18)	(0.21)
Net realized and unrealized gain	2.47	3.59	9.35	1.02	0.50	4.43

Total from investment operations	2.46	3.61	9.31	0.88	0.32	4.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.09)	0.00	0.00	0.00	0.00

Net asset value, end of period	$41.81	$39.35	$35.83	$26.52	$25.64	$25.32

Total Return, at Net Asset Value[3]	6.28%	10.05%	35.10%	3.43%	1.26%	20.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$287,155	$279,925	$276,676	$234,237	$285,735	$334,710

Average net assets (in thousands)	$286,694	$283,792	$252,028	$258,974	$336,244	$336,938

Ratios to average net assets:[4]
Net investment income (loss)	(0.05)%	0.05%	(0.13)%	(0.56)%	(0.67)%	(0.89)%
Total expenses[5]	1.90%	1.93%	2.05%	2.08%	2.03%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.93%	2.05%	2.06%	2.02%	2.04%

Portfolio turnover rate	17%	51%	128%	54%	89%	71%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.90%
Year Ended October 31, 2014	1.93%
Year Ended October 31, 2013	2.05%
Year Ended October 31, 2012	2.08%
Year Ended October 31, 2011	2.04%
Year Ended October 29, 2010	2.07%

See accompanying Notes to Financial Statements.

23       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$47.49	$43.64	$31.88	$32.90

Income (loss) from investment operations:
Net investment income[2]	0.27	0.47	0.49	0.21
Net realized and unrealized gain (loss)	2.99	4.42	11.27	(1.23)

Total from investment operations	3.26	4.89	11.76	(1.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(1.04)	0.00	0.00

Net asset value, end of period	$50.52	$47.49	$43.64	$31.88

Total Return, at Net Asset Value[3]	6.86%	11.36%	36.85%	(3.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$602	$427	$95	$10

Average net assets (in thousands)	$578	$178	$35	$422

Ratios to average net assets:[4]
Net investment income	1.09%	1.02%	1.23%	0.99%
Total expenses[5]	0.72%	0.76%	0.77%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.76%	0.77%	0.74%

Portfolio turnover rate	17%	51%	128%	54%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	0.72%
Year Ended October 31, 2014	0.76%
Year Ended October 31, 2013	0.77%
Period Ended October 31, 2012	0.74%

See accompanying Notes to Financial Statements.

24       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class R	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$44.88	$40.87	$30.09	$28.94	$28.44	$23.58
Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	0.23	0.14	(0.02)	(0.05)	(0.10)
Net realized and unrealized gain	2.81	4.09	10.64	1.17	0.55	4.96

Total from investment operations	2.92	4.32	10.78	1.15	0.50	4.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.31)	0.00	0.00	0.00	0.00

Net asset value, end of period	$47.73	$44.88	$40.87	$30.09	$28.94	$28.44

Total Return, at Net Asset Value[3]	6.54%	10.61%	35.79%	3.97%	1.76%	20.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118,193	$125,703	$130,267	$132,365	$176,002	$224,132

Average net assets (in thousands)	$121,938	$129,580	$129,674	$154,101	$213,872	$227,923

Ratios to average net assets:[4]
Net investment income (loss)	0.45%	0.53%	0.39%	(0.05)%	(0.17)%	(0.38)%
Total expenses[5]	1.40%	1.45%	1.53%	1.59%	1.54%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.45%	1.53%	1.55%	1.53%	1.52%

Portfolio turnover rate	17%	51%	128%	54%	89%	71%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	1.40%
Year Ended October 31, 2014	1.45%
Year Ended October 31, 2013	1.53%
Year Ended October 31, 2012	1.59%
Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.62%

See accompanying Notes to Financial Statements.

25       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$47.88	$43.81	$32.20	$30.78	$30.08	$24.79
Income (loss) from investment operations:
Net investment income[2]	0.23	0.52	0.34	0.19	0.12	0.06
Net realized and unrealized gain	3.01	4.37	11.40	1.23	0.58	5.23

Total from investment operations	3.24	4.89	11.74	1.42	0.70	5.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.82)	(0.13)	0.00	0.00	0.00

Net asset value, end of period	$50.93	$47.88	$43.81	$32.20	$30.78	$30.08

Total Return, at Net Asset Value[3]	6.78%	11.30%	36.55%	4.62%	2.33%	21.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,399	$50,323	$49,589	$63,259	$100,231	$101,045

Average net assets (in thousands)	$53,027	$50,290	$50,572	$85,178	$102,025	$120,886

Ratios to average net assets:[4]
Net investment income	0.94%	1.13%	0.91%	0.60%	0.35%	0.21%
Total expenses[5]	0.91%	0.84%	0.98%	0.92%	1.00%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.83%	0.98%	0.92%	0.99%	0.90%

Portfolio turnover rate	17%	51%	128%	54%	89%	71%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2015	0.91%
Year Ended October 31, 2014	0.84%
Year Ended October 31, 2013	0.98%
Year Ended October 31, 2012	0.92%
Year Ended October 31, 2011	1.01%
Year Ended October 29, 2010	0.91%

See accompanying Notes to Financial Statements.

26       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2015 Unaudited

1. Organization

Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

27      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

28       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2014, the Fund utilized $142,738,929 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$231,460,315

As of April 30, 2015, it is estimated that the capital loss carryforwards would be $152,491,163 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2015, it is estimated that the Fund will utilize $78,969,152 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,315,344,992

Gross unrealized appreciation	$320,311,741
Gross unrealized depreciation	(20,200,895)

Net unrealized appreciation	$300,110,846

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

29       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

30       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

31       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$220,884,857	$—	$—	$220,884,857
Consumer Staples	98,242,741	—	—	98,242,741
Energy	86,276,236	—	—	86,276,236
Financials	432,928,041	—	—	432,928,041
Health Care	186,515,238	—	—	186,515,238
Industrials	236,613,594	—	—	236,613,594
Information Technology	147,893,860	—	—	147,893,860
Materials	84,686,066	—	—	84,686,066
Telecommunication Services	14,673,673	—	—	14,673,673
Utilities	82,855,192	—	—	82,855,192
Investment Company	23,886,340	—	—	23,886,340

Total Assets	$1,615,455,838	$—	$—	$1,615,455,838

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

32       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

33       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	1,214,312	$59,221,265	3,187,950	$143,191,106
Dividends and/or distributions reinvested	57,331	2,749,134	288,729	12,740,510
Redeemed	(2,200,112)	(107,297,976)	(7,114,378)	(319,038,487)

Net decrease	(928,469)	$(45,327,577)	(3,637,699)	$(163,106,871)

Class B
Sold	12,180	$497,135	39,064	$1,458,869
Dividends and/or distributions reinvested	—	—	981	37,819
Redeemed	(231,782)	(9,490,539)	(465,030)	(17,698,185)

Net decrease	(219,602)	$(8,993,404)	(424,985)	$(16,201,497)

Class C
Sold	434,457	$17,898,902	854,974	$32,350,377
Dividends and/or distributions reinvested	—	—	15,096	563,782
Redeemed	(679,997)	(27,934,589)	(1,477,278)	(55,969,072)

Net decrease	(245,540)	$(10,035,687)	(607,208)	$(23,054,913)

Class I
Sold	4,175	$201,871	8,445	$388,877
Dividends and/or distributions reinvested	55	2,702	55	2,519
Redeemed	(1,291)	(64,186)	(1,704)	(77,361)

Net increase	2,939	$140,387	6,796	$314,035

Class R1
Sold	231,327	$10,847,165	567,378	$24,430,423
Dividends and/or distributions reinvested	3,648	167,940	19,770	841,931
Redeemed	(559,519)	(26,218,207)	(973,378)	(42,031,416)

Net decrease	(324,544)	$(15,203,102)	(386,230)	$(16,759,062)

Class Y
Sold	141,848	$7,086,448	503,843	$23,790,106
Dividends and/or distributions reinvested	3,413	167,669	16,712	757,570
Redeemed	(187,076)	(9,474,258)	(601,561)	(28,548,900)

Net decrease	(41,815)	$(2,220,141)	(81,006)	$(4,001,224)

1. Effective July 1, 2014, Class N shares were renamed Class R.

34       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$277,547,716	$373,608,320

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4 billion	0.58
Over $6 billion	0.56

The Fund’s effective management fee for the six months ended April 30, 2015 was 0.68% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants

35       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,471
Payments Made to Retired Trustees	62,027
Accumulated Liability as of April 30, 2015	305,837

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to

36       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

7. Fees and Other Transactions with Affiliates (Continued)

approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2015	$161,963	$161	$15,240	$6,442	$1,013

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2015, the Manager waived fees and/or reimbursed the Fund $4,445 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund

37       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

38       OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Laton Spahr, Vice President
Eric Hewitt, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

40      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

41      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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47      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0251.001.0415 June 25, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	6/11/2015